NUVEEN Exchange-Traded Funds

January 31, 1999

Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NAZ
Arizona

NUM
NMP
Michigan

NUO
Ohio

NTX
Texas

Highlights
As of January 31, 1999

   Contents
 1 Build Your Wealth Automatically
 2 Dear Shareholder
 5 NAZ Commentary & Overview
 7 NUM and NMP Commentary & Overview
11 NUO Commentary & Overview
13 NTX Commentary & Overview
15 Shareholder Meeting Report
19 Portfolio of Investments
38 Statement of Net Assets
39 Statement of Operations
40 Statement of Changes in Net Assets
42 Notes to Financial Statements
46 Financial Highlights
48 Building Better Portfolios
49 Fund Information


Credit Quality                     Performance Highlights
================================================================================
Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
                                   o Taxable-equivalent yield of 7.73%*
                                   o One-year total return on net asset value
                                     of 6.40%
                                   o Steady dividend for 24 consecutive months
Pie Chart:
AAA/U.S. Guaranteed                65%
AA                                 20%
A                                   5%
BBB/NR                             10%

Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
                                   o Taxable-equivalent yield of 8.45%*
                                   o One-year total return on net asset value
                                     of 6.41%
                                   o Good credit quality, with 93% of the
                                     fund's investments rated AA or higher
Pie Chart:
AAA/U.S. Guaranteed                77%
AA                                 16%
A                                   5%
BBB/NR                              2%

Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
                                   o Taxable-equivalent yield of 8.38%*
                                   o One-year total return on net asset value
                                     of 6.65%
                                   o Steady dividend for 18 consecutive months
Pie Chart:
AAA/U.S. Guaranteed                60%
AA                                 27%
A                                  11%
BBB/NR                             2%

Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
                                   o Taxable-equivalent yield of 8.43%*
                                   o One-year total return on net asset value
                                     of 6.80%
                                   o Steady or increasing dividends since
                                     the fund's inception
Pie Chart:
AAA/U.S. Guaranteed                70%
AA                                 14%
A                                   6%
BBB/NR                             10%

Nuveen Texas Quality Income Municipal Fund (NTX)
                                   o Taxable-equivalent yield of 8.32%*
                                   o One-year total return on net asset value
                                     of 5.93%
                                   o Graphic of: 4 stars
                                     Four-star Morningstar Rating(TM)**
Pic Chart:
AAA/U.S. Guaranteed                64%
AA                                 13%
A                                  12%
BBB/NR                             11%

* For investors in the 31% federal and applicable state income tax bracket.

**Overall rating within the Morningstar Municipal Bond category for the period ended January 31, 1999. Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NTX received 3 stars for the three-year and 4 stars for the five-year period, respectively. The top 10% of the funds in an investment class receive 5 stars and the next 22.5% receive 4 stars. The funds were rated among 195 funds for the three-year period, 191 funds for the five-year period, and 22 funds for the 10-year period.

  See your fund's Performance Overview for more information.

Sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Build Your Wealth Automatically


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at
(800) 257-8787.

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Line chart of: Bond Buyer 25



Dear Shareholder

I'm pleased to announce that over the past 12 months, the Nuveen Exchange-Traded Funds covered in this report continued to meet their primary objectives of providing you with attractive levels of tax-free income and after-tax total returns. The combination of dependable tax-free income and after-tax total returns illustrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income-oriented investors.


THE YEAR IN REVIEW
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. To avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve moved to ease short-term interest rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive cuts brought the federal funds rate to 4.75%.

As interest rates trended downward, the competitive yields offered by our exchange-traded municipal bond funds stimulated investor interest and demand. The funds continued to represent a bright spot among fixed-income investments, offering attractive income in a market that places a high premium on yield. In addition, the funds have generally maintained good levels of call protection, resulting in relatively stable income streams.

Throughout 1998, the U.S. economy exhibited more strength than had been expected at the outset, and current conditions indicate that this momentum could continue. In the coming months, we will continue to watch several key factors affecting the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets well into 1999.


MUNICIPAL BONDS: A COMPELLING VALUE
Over the past year, rising bond prices, spurred in part by international investors' strong demand for U.S. dollar-denominated securities, drove yields on 30-year Treasuries to historic lows. With yields on long Treasury bonds pushing below 5% at times, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell just 16 basis points--from 5.33% to 5.17% - compared with the 71-point drop in Treasury yields over the past 12 months. As of January 31, 1999, the ratio of long-term municipal yields to 30-year Treasury yields stood at more than 101%, compared with the more typical range of 86-87%. Over the past six months, this ratio has reached as high as 104%. For investors, this means that quality long-term municipal bonds currently offer approximately the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account.

Low interest rates and the strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion.

The continued strength of the U.S. economy also produced improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In 1998, issues upgraded by Moody's outnumbered downgrades by a margin of 4 to 1, while the comparable ratio at Standard & Poor's was more than 2 to 1.

Nuveen Expertise Is Key
The solid track record of a proven investment manager plays an important role in taking advantage of the exceptional values currently available in the municipal market. The high level of municipal issuance in 1998, for example, highlighted the value of Nuveen's own in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers who are experts in their particular areas of the market to provide the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your adviser can rely on other premier Nuveen managers for a wide range of investments, including Institutional Capital Corporation for value oriented equity funds and Rittenhouse Financial Services for growth oriented funds. For more information about these funds, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us, and we intend to continue earning your trust in the years ahead.


Sincerely,


Timothy R. Schwertfeger
Chairman of the Board

March 15, 1999


Sidebar text: "The solid track record of a proven investment manager plays an important role in taking advantage of the exceptional values currently available in the municipal market."

Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)

Portfolio Manager's Comments

Portfolio manager Mike Davern discusses fund performance, key investment strategies, and the outlook for the Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ). Mike, who has 16 years of experience as an investment professional, including seven years with Nuveen, assumed management responsibility for NAZ in July 1998 as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise.

What economic factors have affected the municipal market in Arizona?
Over the past year, economic growth in Arizona has been extremely strong, as the state followed national trends in economic improvement. Arizona's economy is based predominantly on services, tourism, and high-tech manufacturing, and employment growth in these sectors has increased rapidly, placing Arizona among the top three job growth states over the past several years. Unemployment in 1998 was 4.1%, just under the national average of 4.3%. The biggest challenge faced by Arizona has been the state's significant economic expansion and continued population growth, up 21% since 1990. State and local governments continue to seek ways to meet the increased demand for essential services. Expectations are that growth in the state over the next several years will continue in line with national trends.

In 1998, issuance of municipal bonds in Arizona increased 35% over 1997, ahead of the national average of 29%. This increased supply was met with generally strong demand, both institutional and individual, particularly on the part of the large retired population in Arizona. Due to strong economic growth in the state, Arizona's credit quality has remained very high, and bonds issued by the state are viewed well in the marketplace.

How did NAZ perform over the past year?
For the 12 months ended January 31, 1999, the total return on net asset value for the Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ) was 6.40%, equivalent to a taxable total return of 9.24% for investors in the combined 34.3% federal and state income tax bracket. In the current low interest rate environment, good call protection helped support the dividend of NAZ and protect the income of this fund from erosion. As of January 31, 1999, NAZ had provided shareholders with 24 consecutive months of steady income.

As interest rates fell over the past year, active demand for Nuveen Exchange-Traded Funds resulted in generally solid share price performance. For NAZ, share price performance was very strong over the first 11 months (February through December 1998) of the 12-month period ended January 31, 1999. However, market conditions during January 1999 erased much of the fund's previous gains and lowered its share price. At the same time, strong bond market performance over the past 12 months boosted NAZ's net asset value (NAV). The combination resulted in the premium of the fund's market price over NAV narrowing during the year.

               Current                                  Total Return
          Market Yield         Premium*               on Share Price
--------------------------------------------------------------------------
               Taxable                         1 Year Ending     Taxable
   1/31/99  Equivalent**   1/31/98   1/31/99         1/31/99  Equivalent**
--------------------------------------------------------------------------
NAZ  5.08%        7.73%       5.04%     3.70%           4.78%      7.49%
--------------------------------------------------------------------------

* Premium represents the difference between the fund's share price and its NAV. **Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.3%. Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.3%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis. For additional information, see the Performance Overview for NAZ in this report.

What key strategies were used to manage the fund during the past year?
The focus of our management strategies for NAZ continued to be on supporting the highest level of tax-exempt dividend consistent with capital preservation while trying to enhance the fund's after-tax total return. Over the past 12 months, the fund saw little portfolio turnover in terms of proactively adding new bonds due to the fact that the bonds currently held in this portfolio offer higher income streams than bonds that can be bought in the market today. All bonds considered for addition to the portfolio were assessed in terms of coupon, call protection, maturity, and credit quality to determine whether their structure would enhance the fund's position.

With less than 2% of its portfolio scheduled to be called before the year 2002, NAZ offers outstanding call protection, which should provide additional stability for its dividend. As of January 31, 1999, the portion of the portfolio invested in pre-refunded or escrowed (U.S. guaranteed) bonds had reached 21%, benefiting the fund's performance and raising its quality level. The credit quality of NAZ is very high, with 85% invested in bonds rated AAA and AA.

What is Nuveen's outlook for the future?
Looking ahead for NAZ, our focus will remain on supporting the income stream of this fund and on purchasing bonds that enhance the fund's position and structure at attractive prices. We will also look at positioning the fund's duration so that the fund is better protected against interest rate volatility. Because the credit spreads for hospital bonds have widened in recent months, we will consider making selective additions to this sector for our portfolio. A credit spread represents the difference between lower-rated and higher-rated bonds. Lower-rated bonds typically pay higher interest rates due to their credit risk. We may buy lower-rated bonds for the boost in incremental yield, as long as they are investment grade (at least BBB rated). Selecting the bonds that will help NAZ meet its goals is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the Arizona municipal market - can result in added value for our investors.

The current market environment - influenced by low interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. Continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing should result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Arizona Premium Income Municipal Fund,
Inc. Performance Overview As of January 31, 1999

NAZ

Portfolio Statistics
--------------------------------------------------
Inception Date                               11/92
--------------------------------------------------
Share Price                               $16 5/16
--------------------------------------------------
Net Asset Value                             $15.73
--------------------------------------------------
Market Yield                                 5.08%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.36%
--------------------------------------------------
Taxable-Equivalent Yield (Federal
  and State)(1)                              7.73%
--------------------------------------------------
Fund Net Assets ($000)                     $98,127
--------------------------------------------------
Average Weighted Maturity (Years)            15.97
--------------------------------------------------
Leverage-Adjusted Duration (Years)            7.72
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         4.78%         6.40%
--------------------------------------------------
3-Year                        10.43%         6.79%
--------------------------------------------------
5-Year                         7.37%         6.10%
--------------------------------------------------
Since Inception                7.02%         7.50%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         7.49%         9.24%
--------------------------------------------------
3-Year                        13.40%         9.69%
--------------------------------------------------
5-Year                        10.34%         9.01%
--------------------------------------------------
Since Inception                9.88%        10.34%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                21%
--------------------------------------------------
Health Care                                    12%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation (Limited)                       11%
--------------------------------------------------
Tax Obligation (General)                       10%
--------------------------------------------------


Bar chart:
1997-1998 Monthly Tax-Free Dividends
2/98                                    0.069
3/98                                    0.069
4/98                                    0.069
5/98                                    0.069
6/98                                    0.069
7/98                                    0.069
8/98                                    0.069
9/98                                    0.069
10/98                                   0.069
11/98                                   0.069
12/98                                   0.069
1/99                                    0.069

Line chart:
Share Price Performance
2/6/98                                 16.063
                                       16.125
                                       16.375
                                        16.25
                                           16
                                       15.813
                                        15.75
                                       16.063
                                        15.75
                                       15.875
                                       15.063
                                       14.875
                                       14.875
                                           16
                                           16
                                       16.063
                                       16.125
                                       15.938
                                       15.938
                                       16.188
                                        16.25
                                       16.313
                                       16.688
                                       16.625
                                       16.438
                                       16.313
                                       16.438
                                       16.625
                                       16.563
                                       16.625
                                       16.375
                                       16.563
                                         16.5
                                       16.625
                                       16.563
                                        16.75
                                        16.75
                                        16.69
                                        16.81
                                        16.94
                                        17.06
                                        16.81
                                        16.88
                                        17.06
                                        17.13
                                        16.69
                                        16.25
                                        16.31
1/31/99                               16.3125

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.3%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.3%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Michigan Exchange-Traded Funds

Portfolio Manager's Comments

Portfolio manager Mike Davern reviews the Michigan municipal market, fund performance, and key investment strategies for the Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) and the Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP). Mike, who has 16 years of experience as an investment professional, including seven years with Nuveen, assumed management responsibility for NUM and NMP in July 1998 as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise.

What economic factors have affected the municipal market in Michigan?
In 1998, job growth increased at a record pace for the state, resulting in an unemployment rate of 3.8%, below the national average of 4.3%. Employment growth in 1999 is expected to continue, although perhaps at a slower pace. As Michigan's economy diversifies into various types of manufacturing, its dependence on auto manufacturing is decreasing, although this industry still exerts the largest influence on the state's economy. Analysts will continue to watch the current trend toward consolidation in the auto industry closely to assess its impact on the Michigan economy.

The issuance of municipal bonds in Michigan rose dramatically in 1998, up 65% over 1997, compared with the national average of 29%. Much of the new supply was due to infrastructure and educational improvements being undertaken by the state. This increase in supply was met with generally high demand. The state's solid economy is reflected in its strong credit characteristics and ratings of Aa1 by Moody's and AA+ by Standard & Poor's and Fitch. Over the past two years, all three agencies have upgraded ratings for the state's general obligation bonds.

How did the Michigan funds perform over the past year?
For the 12 months ended January 31, 1999, the total return on net asset value for the Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) was 6.41%, while the Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) produced a total return of 6.65%. These returns are equivalent to taxable total returns of 9.50% and 9.45%, respectively, for investors in the combined 34% federal and state income tax bracket.

In the current low interest rate environment, good call protection helped support the dividend of NMP and protect the income of this fund from erosion. As of January 31, 1999, NMP had provided shareholders with 18 consecutive months of steady income. However, declining interest rates contributed to a reduction in the income level of NUM, necessitating a dividend cut in August 1998. As bonds in the portfolio matured, proceeds had to be reinvested in issues paying relatively lower interest rates, which reduced the income earned by the fund. Despite NUM's dividend adjustment, both funds continued to provide competitive market yields. As interest rates fell over the past year, active demand for Nuveen Exchange-Traded Funds resulted in generally solid share price performance. For both NUM and NMP, share price performance was very strong over the first 11 months of the 12-month period (February through December 1988) ended January 31, 1999. However, new supply in the Michigan market during January 1999 temporarily outpaced demand, erasing much of the funds' previous gains and bringing their share prices lower. At the same time, bond market performance over the past 12 months helped to maintain NUM's net asset value
(NAV) and to boost that of NMP. As a result, the premium of NUM's market price over NAV narrowed for the 12-month period, while the discount on NMP's market price below NAV widened.

            Current                                Total Return
       Market Yield     Premium/Discount*        on Share Price
--------------------------------------------------------------------------------
            Taxable                          1 Year Ending     Taxable
   1/31/99  Equivalent**  1/31/98  1/31/99         1/31/99  Equivalent**
--------------------------------------------------------------------------------

NUM  5.58%       8.45%      7.41%    2.35%           1.08%       3.95%
--------------------------------------------------------------------------------
NMP  5.53%       8.38%     -2.19%   -5.33%           3.34%       6.21%
--------------------------------------------------------------------------------
* Premium/Discount represents the difference between the fund's share price and its NAV.
**Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34%. Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

  For additional information, see the separate Performance Overviews for NUM and NMP in this report.

What key strategies were used to manage the funds during the past year?
The focus of our management strategies for NUM and NMP continued to be on supporting the highest level of tax-exempt dividends consistent with capital preservation while trying to enhance the funds' after-tax total returns. Over the past 12 months, the funds saw little portfolio turnover in terms of proactively adding new bonds due to the fact that the bonds currently held in these portfolios offer higher income streams than those purchased in the market today. All bonds considered for addition to these portfolios were assessed in terms of coupon, call protection, maturity, and credit to determine whether their structure would enhance the funds' position. The credit quality of the two funds is exceptionally high, with 93% of NUM and 87% of NMP invested in bonds rated AAA and AA. NUM has excellent call protection, with just 3% of its holdings subject to bond calls over next two years. The fund has 20% of its holdings invested in general obligation bonds, the majority in local school districts. NUM holds a high proportion of utility sector bonds, including those issued by the Detroit Edison Company Pollution Control Bonds Project and by the Michigan South Central Power Agency. These bonds provide an average tax-exempt yield of 6.7% as well as strong performance.

With no scheduled bond calls in 1999 and 2000 and less than 6% of its portfolio subject to calls in 2001, NMP also offers excellent call protection, which should provide additional stability for its dividend. As of January 31, 1999, the fund had a 19% allocation to the healthcare sector. While hospitals in Michigan are facing the same problems as hospitals in other states - i.e. rising medical costs and pressure from health insurers and the government - the majority of NMP's hospital holdings are either AAA or AA rated, providing stability for this sector of the fund. The fund also holds 19% of its assets in electric utilities, or public power bonds. Many of these bonds are long-term holdings for the fund and offer yields of more than 6%. The sector has performed well due to high demand for the relatively scarce number of utilities issues.

What is Nuveen's outlook for the future?
Looking ahead for the Michigan funds, our focus will remain on supporting the income streams of these funds and on purchasing bonds at attractive prices that enhance their structure. We will also look at positioning the funds' durations so that the funds are better protected against interest rate volatility. Making the portfolio decisions that help the funds meet their goals is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the Michigan municipal market - can result in added value for our investors.

The current market environment - influenced by low interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. Continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing should result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Michigan Quality Income Municipal Fund, Inc.
Performance Overview
As of January 31, 1999

NUM

Portfolio Statistics
--------------------------------------------------
Inception Date                               10/91
--------------------------------------------------
Share Price                               $16 7/16
--------------------------------------------------
Net Asset Value                             $16.06
--------------------------------------------------
Market Yield                                 5.58%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.09%
--------------------------------------------------
Taxable-Equivalent Yield (Federal
  and State)(1)                              8.45%
--------------------------------------------------
Fund Net Assets ($000)                    $263,678
--------------------------------------------------
Average Weighted Maturity (Years)            15.57
--------------------------------------------------
Leverage-Adjusted Duration (Years)            7.48
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         1.08%         6.41%
--------------------------------------------------
3-Year                         6.86%         6.81%
--------------------------------------------------
5-Year                         6.86%         6.19%
--------------------------------------------------
Since Inception                7.70%         8.51%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         3.95%         9.50%
--------------------------------------------------
3-Year                         9.93%        10.00%
--------------------------------------------------
5-Year                        10.08%         9.48%
--------------------------------------------------
Since Inception               10.88%        11.77%
--------------------------------------------------

Top Five Sectors (as a % total investments)
U.S. Guaranteed                                33%
--------------------------------------------------
Tax Obligation (General)                       20%
--------------------------------------------------
Utilities                                      16%
--------------------------------------------------
Healthcare                                      7%
--------------------------------------------------
Housing (Multifamily)                           5%
--------------------------------------------------


Bar chart:
1997-1998 Monthly Tax-Free Dividends(3)
2/98                                   0.0795
3/98                                   0.0795
4/98                                   0.0795
5/98                                   0.0795
6/98                                   0.0795
7/98                                   0.0795
8/98                                   0.0765
9/98                                   0.0765
10/98                                  0.0765
11/98                                  0.0765
12/98                                  0.0765
1/99                                   0.0765

Line chart:
Share Price Performance
2/6/98              17.125
                    17.125
                    17
                    16.875
                    16.875
                    17.313
                    16.875
                    16.5
                    17
                    16.938
                    16.875
                    16.813
                    16.875
                    17
                    16.875
                    16.875
                    17.313
                    17.375
                    17.188
                    17.063
                    17.188
                    17.125
                    17.188
                    17
                    17.375
                    17.188
                    17
                    17.125
                    17
                    16.625
                    16.438
                    16.313
                    16.188
                    17
                    16.5
                    16.625
                    16.56
                    16.75
                    17.06
                    17.13
                    17.25
                    17.25
                    17.44
                    17.5
                    17.63
                    16.94
                    16.56
                    16.06
1/31/99             16.4375

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0611 per share.

Nuveen Michigan Premium Income Municipal Fund, Inc.
Performance Overview
As of January 31, 1999

NMP

Portfolio Statistics
--------------------------------------------------
Inception Date                               12/92
--------------------------------------------------
Share Price                                $14 3/4
--------------------------------------------------
Net Asset Value                             $15.58
--------------------------------------------------
Market Yield                                 5.53%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.01%
--------------------------------------------------
Taxable-Equivalent Yield (Federal
  and State)(1)                              8.38%
--------------------------------------------------
Fund Net Assets ($000)                    $175,739
--------------------------------------------------
Average Weighted Maturity (Years)            16.01
--------------------------------------------------
Leverage-Adjusted Duration (Years)            7.95
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         3.34%         6.65%
--------------------------------------------------
3-Year                         9.75%         7.38%
--------------------------------------------------
5-Year                         7.07%         6.32%
--------------------------------------------------
Since Inception                5.62%         7.40%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         6.21%         9.45%
--------------------------------------------------
3-Year                        12.88%        10.24%
--------------------------------------------------
5-Year                        10.25%         9.25%
--------------------------------------------------
Since Inception                8.63%        10.24%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Health Care                                    19%
--------------------------------------------------
Utilities                                      19%
--------------------------------------------------
Tax Obligation (General)                       15%
--------------------------------------------------
Tax Obligation (Limited)                       11%
--------------------------------------------------
Housing (Multifamily)                           9%
--------------------------------------------------


Bar chart:
1997-1998 Monthly Tax-Free Dividends
2/98                                    0.068
3/98                                    0.068
4/98                                    0.068
5/98                                    0.068
6/98                                    0.068
7/98                                    0.068
8/98                                    0.068
9/98                                    0.068
10/98                                   0.068
11/98                                   0.068
12/98                                   0.068
1/99                                    0.068

Line chart:
Share Price Performance
2/6/98              15
                    15.188
                    15.063
                    15
                    14.75
                    14.875
                    14.688
                    14.625
                    14.688
                    14.813
                    14.75
                    14.625
                    15
                    14.313
                    14.438
                    14.625
                    14.625
                    14.688
                    14.625
                    14.563
                    15.188
                    14.875
                    14.875
                    14.813
                    15
                    15.188
                    15.188
                    15.188
                    15
                    15
                    15.063
                    14.938
                    14.938
                    15.25
                    15.375
                    15.188
                    15.31
                    15.63
                    15.69
                    15.69
                    15.63
                    15.88
                    15.69
                    15.94
                    15.63
                    15.5
                    15.19
                    14.75
1/31/99             14.75
Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)

Portfolio Manager's Comments

Portfolio manager Tom Futrell talks about fund performance, key investment strategies, and the outlook for the Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO). Tom, a 15-year veteran of Nuveen with management responsibility for a range of national and state municipal bond funds, assumed management of NUO in July 1998 as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise.

What economic factors have affected the municipal market in Ohio?
Ohio, with the seventh largest state economy in the U.S., continues to be a leader in manufacturing, ranking as the third largest manufacturing state in the nation. Even with the continued heavy reliance on this sector, Ohio's economy has improved in terms of diversification, as it expands into construction, services, and selected high-tech industries. At the end of 1998, unemployment in the state was 3.9%, below the national average of 4.3% and Ohio's lowest rate in 29 years. In 1999, job growth is expected to lag national trends slightly, with the strongest growth in the technology, healthcare, and retail sectors. Analysts will continue to watch the state's strong export activity in manufactured goods, which provides an exposure to the global economy, for signs of any adverse effects from the recent international financial turmoil. Overall, the state's financial position is solid, and its credit quality remains very high, with a AA+ rating for Ohio's general obligation bonds.In terms of new issue volume, Ohio remained one of the larger municipal issuers, ranking among the top 10 states in the nation. Over the past 12 months, issuance in the state was fairly stable, with the majority of new bonds offered by the housing and healthcare sectors. The state also issued bonds for construction projects and infrastructure improvements, specifically highways. For the most part, new issuance was easily absorbed by market demand.

How did NUO perform over the past year?
For the 12 months ended January 31, 1999, the total return on net asset value
(NAV) for the Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) was 6.80%, equivalent to a taxable total return of 10.14% for investors in the combined 35.8% federal and state income tax bracket. This strong performance was due in part to the fund's coupon structure, which consisted of existing bonds in the portfolio that had higher yields than new bonds that were being offered in the market during the past year.

In the current low interest rate environment, good call protection helped support the dividend of NUO and protect the income of this fund from erosion. As of January 31, 1999, NUO had never reduced its dividend since the fund's inception in October 1991. In fact, NUO raised its dividend in August 1998.

As interest rates fell over the past year, active demand for Nuveen Exchange-Traded Funds resulted in generally solid share price performance. For NUO, share price performance was very strong over the first 11 months (February through December 1998) of the 12-month period ended January 31, 1999. However, new supply in the Ohio market during January 1999 temporarily outpaced demand, erasing much of the fund's previous gains and bringing the share price lower. At the same time, strong bond market performance over the past 12 months boosted NUO's net asset value. As a result, the premium of the fund's market price over NAV narrowed for the year.


              Current                                        Total Return
           Market Yield               Premium*              on Share Price
--------------------------------------------------------------------------------
                   Taxable           1 Year Ending                   Taxable
      1/31/99   Equivalent**     1/31/98   1/31/99      1/31/99   Equivalent**
--------------------------------------------------------------------------------
NUO     5.41%        8.43%        10.73%     7.30%         2.96%        5.97%
--------------------------------------------------------------------------------
 *Premium represents the difference between the fund's share price and its NAV.

**Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on a combined federal and state income tax rate of 35.8%. Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.8%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

  For additional information, see the Performance Overview for NUO in this report.

What key strategies were used to manage the fund during the past year?
NUO's portfolio is well positioned as a result of excellent bond selection when the portfolio was originally assembled in October 1991. Over the past 12 months, the fund saw little portfolio turnover in terms of proactively adding new bonds due to the fact that the bonds currently held in the portfolio offer higher income streams than those that can be purchased in the market today. Our focus remained on maintaining the portfolio's structure and trying to enhance its yield. Additions to the portfolio concentrated on income, as we used the proceeds from pre-refunded bonds called out of the portfolio to invest in the higher-yielding securities in the Ohio market.

Aside from pre-refunded and escrowed bonds, which represented 24% of the portfolio, as of January 31, 1999, general obligation bonds, at 15%, provided the core position of the portfolio. The combination of the general obligation bonds and our utilities holdings, which made up 9% of the portfolio, contributed to the fund's strong performance for the 12-month period. Increased supply in the healthcare sector, which is currently rather volatile due to the bankruptcy declaration by a group of Philadelphia hospitals under the umbrella of the Allegheny Health and Education Research Foundation (AHERF) in Pennsylvania, created additional opportunities to find value at the state level. In the coming year, healthcare issuers will continue to require close attention. Overall, the credit quality of NUO reflected the generally high credit rating of the state, with 84% invested in bonds rated AAA and AA.

What is Nuveen's outlook for the future?
Looking ahead for NUO, our strategies will continue to focus on supporting a stable income stream for the fund. We anticipate that Ohio's substantial state tax and the resulting demand for Ohio municipal bonds by individual investors will continue to create opportunities to sell bonds at good prices and to buy bonds that work well for the fund over the long term. Our goal in these trades is always to pick up incremental yield for the fund's shareholders. Approximately 14% of the portfolio is subject to bond calls by the year 2001. We believe this offers little risk to the fund's dividend as we have already anticipated ways to manage through this period. Nuveen's expertise as an experienced investment manager knowledgeable about the unique aspects of the Ohio municipal market is key to helping NUO meet its goals of providing dependable income and adding value for our investors.

The current market environment - influenced by low interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. Continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing should result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Ohio Quality Income Municipal Fund,
Inc. Performance Overview As of January 31, 1999

NUO

Portfolio Statistics
--------------------------------------------------
Inception Date                               10/91
--------------------------------------------------
Share Price                               $18 3/16
--------------------------------------------------
Net Asset Value                             $16.95
--------------------------------------------------
Market Yield                                 5.41%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.84%
--------------------------------------------------
Taxable-Equivalent Yield (Federal
  and State)(1)                              8.43%
--------------------------------------------------
Fund Net Assets ($000)                    $236,233
--------------------------------------------------
Average Weighted Maturity (Years)            16.02
--------------------------------------------------
Leverage-Adjusted Duration (Years)            6.91
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         2.96%         6.80%
--------------------------------------------------
3-Year                         9.54%         7.40%
--------------------------------------------------
5-Year                         8.07%         6.97%
--------------------------------------------------
Since Inception                8.86%         8.99%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         5.97%        10.14%
--------------------------------------------------
3-Year                        12.78%        10.79%
--------------------------------------------------
5-Year                        11.46%        10.45%
--------------------------------------------------
Since Inception               12.19%        12.42%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                24%
--------------------------------------------------
Tax Obligation (General)                       15%
--------------------------------------------------
Health Care                                    11%
--------------------------------------------------
Utilities                                       9%
--------------------------------------------------
Education and Civic Organizations               9%
--------------------------------------------------


Bar chart:
1997-1998 Monthly Tax-Free Dividends
2/98                                   0.081
3/98                                   0.081
4/98                                   0.081
5/98                                   0.081
6/98                                   0.081
7/98                                   0.081
8/98                                   0.082
9/98                                   0.082
10/98                                  0.082
11/98                                  0.082
12/98                                  0.082
1/98                                   0.082

Line chart:
Share Price Performance
2/6/98              18.563
                    18.75
                    18.75
                    18.688
                    18.688
                    18.313
                    18.25
                    17.875
                    17.875
                    17.75
                    17.438
                    17.25
                    17.375
                    17.938
                    18.063
                    18.125
                    18.25
                    18.375
                    18.063
                    18.188
                    18.438
                    18.5
                    18.375
                    18.25
                    18.063
                    18.313
                    18.438
                    18.5
                    18.75
                    18.375
                    18.438
                    18.313
                    18.375
                    19
                    19.125
                    19.125
                    18.81
                    19
                    19.06
                    19.5
                    19.31
                    19.63
                    19.69
                    19.81
                    19.75
                    19.38
                    18.69
                    18.25
1/31/99             18.1875
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.8%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.8%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Nuveen Texas Quality Income Municipal Fund (NTX)

Portfolio Manager's Comments

Portfolio manager Mike Davern discusses the Texas municipal market, fund performance, and the outlook for the Nuveen Texas Quality Income Municipal Fund
(NTX). Mike, who has 16 years of investment experience, including seven years with Nuveen, assumed management responsibility for NTX in July 1998 as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise.


What economic factors affected the municipal market in Texas?
Texas ranked third in the nation in terms of total new municipal issuance for 1998, up 18% over 1997. Much of this new supply was issued by the healthcare sector. Due to the fact that Texas does not have a state personal income tax, investors in Texas bonds receive only federal tax benefits. Therefore, the demand for Texas municipal bonds often depends largely on national buyers, primarily institutional investors. During the past 12 months, when national issuance was at near-record levels, these investors were able to find bonds that met their investment needs in other markets. This reduced the demand for Texas paper and, combined with the increased supply in Texas, impacted performance in the Texas municipal market. However, individual investors in the state continued to demonstrate a high level of loyalty to purchasing Texas issues. The credit quality of the state remained high, with Texas general obligation bonds rated Aa2 by Moody's, AA by S&P, and AA+ by Fitch.

The Texas economy continued to diversify away from the reliance it placed on the oil and gas industry in the 1980s by centering on the services industry. Improving the quality and funding of education continued to be a major focus of state and local governments. Currently, the state is working to establish a school funding formula that would equalize funding across school districts.

How did NTX perform over the past year?
For the 12 months ended January 31, 1999, the total return on net asset value for the Nuveen Texas Quality Income Municipal Fund (NTX) was 5.93%, equivalent to a taxable total return of 8.54% for investors in the 31% federal income tax bracket. During this period, declining interest rates caused bond calls to occur, which contributed to a reduction in the income level of NTX. A dividend cut was made in May 1998. Proceeds from matured or prepaid bonds had to be reinvested in issues paying relatively lower current interest rates, which reduced the income earned by the fund. Since the dividend adjustment, the fund has continued to provide a steady, competitive market yield for the past nine months.

As interest rates fell over the past year, active demand for Nuveen Exchange-Traded Funds resulted in generally solid share price performance. For NTX, share price performance was strong over the first 11 months (February through December 1998) of the 12-month period ended January 31, 1999. However, market conditions during January 1999 erased much of the fund's previous gains and lowered its share price. At the same time, gains in the fund's net asset value (NAV) lagged the overall bond market. As a result, the discount of the fund's market price to NAV widened over the year.


                  Current                                  Total Return
             Market Yield           Discount*            on Share Price
--------------------------------------------------------------------------------
                  Taxable                        1 Year Ending       Taxable
     1/31/99   Equivalent**   1/31/98   1/31/99        1/31/99    Equivalent**
--------------------------------------------------------------------------------
NTX    5.74%        8.32%       -0.56%    -2.14%          4.28%        6.91%
--------------------------------------------------------------------------------

 *Discount represents the difference between the fund's share price and its NAV. **Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the market yield and a federal income tax rate of 31%. Taxable-equivalent total return is based on the annualized total return and the federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

  For additional information, see the Performance Overview for NTX in this report.

What key strategies were used to manage the fund during the past year?
NTX offers solid risk-adjusted performance and a very competitive market yield. The focus of our management strategies continued to be on supporting the highest level of tax-exempt dividend consistent with capital preservation while trying to enhance the fund's after-tax total return. Over the past 12 months, the fund saw little portfolio turnover in terms of proactively adding new bonds due to the fact that the bonds currently held in this portfolio offer higher income streams than those that can be purchased in the market today. The bond calls that occurred were as a result of the issuers taking advantage of the lower rates to refinance their debt. All of the bonds that had to be added to the portfolio were assessed in terms of coupon, call protection, maturity, and credit quality to determine whether their structure would enhance the fund's position. One of our more significant purchases involved bonds issued by the Gulf Coast Waste Disposal Authority for Valero Energy Corporation Project, which offered an attractive yield of 5.60%. These BBB rated bonds showcase the types of purchases we made to support the fund's dividend.

What is Nuveen's outlook for the future?
Looking ahead for NTX, our focus will remain on supporting the fund's income stream and on purchasing bonds that enhance the fund's structure at attractive prices. We will also look at positioning the fund's duration so that the fund is better protected against interest rate volatility. Making the portfolio decisions that help the fund meet its goals is an area where Nuveen's expertise
- as an experienced investment manager knowledgeable about the unique aspects of the Texas municipal market - can result in added value for our investors.

The current market environment - influenced by low interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. Continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing should result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

Nuveen Texas Quality Income Municipal Fund
Performance Overview
As of January 31, 1999

NTX

Portfolio Statistics
--------------------------------------------------
Inception Date                               10/91
--------------------------------------------------
Share Price                              $15 11/16
--------------------------------------------------
Net Asset Value                             $16.03
--------------------------------------------------
Market Yield                                 5.74%
--------------------------------------------------
Taxable-Equivalent Yield1                    8.32%
--------------------------------------------------
Fund Net Assets ($000)                    $220,040
--------------------------------------------------
Average Weighted Maturity (Years)            19.06
--------------------------------------------------
Leverage-Adjusted Duration (Years)            8.46
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         4.28%         5.93%
--------------------------------------------------
3-Year                         7.65%         7.11%
--------------------------------------------------
5-Year                         6.67%         6.77%
--------------------------------------------------
Since Inception                7.21%         8.45%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------
1-Year                         6.91%         8.54%
--------------------------------------------------
3-Year                        10.44%         9.84%
--------------------------------------------------
5-Year                         9.60%         9.64%
--------------------------------------------------
Since Inception               10.08%        11.30%
--------------------------------------------------

Top 5 Sectors (as a % of total investments)
U.S. Guaranteed                                20%
--------------------------------------------------
Health Care                                    16%
--------------------------------------------------
Tax Obligation (General)                       11%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Housing (Single Family)                         8%
--------------------------------------------------

Bar chart:
1997-1998 Monthly Tax-Free Dividends(3)
2/98                0.078
3/98                0.078
4/98                0.078
5/98                0.075
6/98                0.075
7/98                0.075
8/98                0.075
9/98                0.075
10/98               0.075
11/98               0.075
12/98               0.075
1/99                0.075

Line chart:
Share Price Performance
2/6/98              16.25
                    16.688
                    16.563
                    16.5
                    16.125
                    16.375
                    16.125
                    15.5
                    15.938
                    15.688
                    15.438
                    15.75
                    16.125
                    15.875
                    15.875
                    15.688
                    15.75
                    15.625
                    15.563
                    15.625
                    15.938
                    16.125
                    15.75
                    15.688
                    15.688
                    15.75
                    15.688
                    15.75
                    15.875
                    15.625
                    15.5
                    15.625
                    15.625
                    16
                    15.875
                    15.813
                    15.88
                    15.94
                    15.94
                    16.25
                    16.13
                    16.44
                    16.44
                    16.25
                    16.06
                    15.75
                    15.63
                    15.44
1/31/99             15.6875
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and the federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.
3 The Fund also paid shareholders taxable distributions in December of $0.0745 per share.

Shareholder Meeting Report


The annual shareholder meeting was held in Chicago, Illinois on October 14,
1998.
                                                                                     NAZ                               NUM
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                          Preferred                        Preferred
                                                                           Common            Shares           Common          Shares
                                                                           Shares         Series-TH           Shares       Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                  4,094,439             1,168       10,178,149           3,000
   Withhold                                                                60,255                 1          146,662              26
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,154,694             1,169       10,324,811           3,026
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                                                                  4,094,439             1,168       10,179,620           3,000
   Withhold                                                                60,225                 1          145,191              26
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,154,664             1,169       10,324,811           3,026
------------------------------------------------------------------------------------------------------------------------------------

Anthony T. Dean
   For                                                                  4,094,439             1,168       10,179,849           3,000
   Withhold                                                                60,255                 1          144,962              26
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,154,694             1,169       10,324,811           3,026
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
   For                                                                  4,093,239             1,168       10,172,610           3,000
   Withhold                                                                61,455                 1          152,201              26
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,154,694             1,169       10,324,811           3,026
------------------------------------------------------------------------------------------------------------------------------------

Peter R. Sawers
   For                                                                  4,094,439             1,168       10,167,682           3,000
   Withhold                                                                60,255                 1          157,129              26
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,154,694             1,169       10,324,811           3,026
------------------------------------------------------------------------------------------------------------------------------------

William J. Schneider
   For                                                                        --              1,167              --            3,000
   Withhold                                                                   --                  2              --               26
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --              1,169              --            3,026
------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger
   For                                                                        --              1,167              --            3,000
   Withhold                                                                   --                  2              --               26
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --              1,169              --            3,026
------------------------------------------------------------------------------------------------------------------------------------

Judith M. Stockdale
   For                                                                  4,094,439             1,168       10,175,977           3,000
   Withhold                                                                60,255                 1          148,834              26
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,154,694             1,169       10,324,811           3,026
------------------------------------------------------------------------------------------------------------------------------------

 Ratification of auditors was reached as follows:
   For                                                                  4,104,269             1,166       10,172,895           3,001
   Against                                                                 19,943                 3           25,838               2
   Abstain                                                                 30,482               --           126,078              23
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                4,154,694             1,169       10,324,811           3,026
------------------------------------------------------------------------------------------------------------------------------------

Shareholder Meeting Report (continued)
                                                                                                               NMP
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                                           Preferred       Preferred
                                                                                             Common           Shares          Shares
                                                                                             Shares         Series-M       Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                                    7,008,968              812           1,222
   Withhold                                                                                 116,247                5              22
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  7,125,215              817           1,244
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                                                                                    7,009,314              812           1,222
   Withhold                                                                                 115,901                5              22
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  7,125,215              817           1,244
------------------------------------------------------------------------------------------------------------------------------------

Anthony T. Dean
   For                                                                                    7,009,314              812           1,222
   Withhold                                                                                 115,901                5              22
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  7,125,215              817           1,244
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
   For                                                                                    7,005,484              812           1,222
   Withhold                                                                                 119,731                5              22
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  7,125,215              817           1,244
------------------------------------------------------------------------------------------------------------------------------------

Peter R. Sawers
   For                                                                                    7,006,191              812           1,222
   Withhold                                                                                 119,024                5              22
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  7,125,215              817           1,244
------------------------------------------------------------------------------------------------------------------------------------

William J. Schneider
   For                                                                                          --               812           1,222
   Withhold                                                                                     --                 5              22
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        --               817           1,244
------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger
   For                                                                                          --               812           1,222
   Withhold                                                                                     --                 5              22
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        --               817           1,244
------------------------------------------------------------------------------------------------------------------------------------

Judith M. Stockdale
   For                                                                                    7,007,539              812           1,222
   Withhold                                                                                 117,676                5              22
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  7,125,215              817           1,244
------------------------------------------------------------------------------------------------------------------------------------

 Ratification of auditors was reached as follows:
   For                                                                                    6,997,755              816           1,233
   Against                                                                                   26,358                1               3
   Abstain                                                                                  101,102              --                8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  7,125,215              817           1,244
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      NUO
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Directors was reached as follows:
                                                                                          Preferred        Preferred       Preferred
                                                                           Common            Shares           Shares          Shares
                                                                           Shares          Series-M        Series-TH      Series-TH2
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                  8,337,701               610            1,361             946
   Withhold                                                                90,487               --                 3               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                8,428,188               610            1,364             948
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                                                                  8,337,999               610            1,361             946
   Withhold                                                                90,189               --                 3               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                8,428,188               610            1,364             948
------------------------------------------------------------------------------------------------------------------------------------

Anthony T. Dean
   For                                                                  8,339,701               610            1,361             946
   Withhold                                                                88,487               --                 3               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                8,428,188               610            1,364             948
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
   For                                                                  8,334,233               610            1,361             946
   Withhold                                                                93,955               --                 3               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                8,428,188               610            1,364             948
------------------------------------------------------------------------------------------------------------------------------------

Peter R. Sawers
   For                                                                  8,336,315               610            1,361             946
   Withhold                                                                91,873               --                 3               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                8,428,188               610            1,364             948
------------------------------------------------------------------------------------------------------------------------------------

William J. Schneider
   For                                                                        --                610            1,361             946
   Withhold                                                                   --                --                 3               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --                610            1,364             948
------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger
   For                                                                        --                610            1,361             946
   Withhold                                                                   --                --                 3               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --                610            1,364             948
------------------------------------------------------------------------------------------------------------------------------------

Judith M. Stockdale
   For                                                                  8,332,119               610            1,361             946
   Withhold                                                                96,069               --                 3               2
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                8,428,188               610            1,364             948
------------------------------------------------------------------------------------------------------------------------------------

 Ratification of auditors was reached as follows:
   For                                                                  8,260,328               609            1,346             934
   Against                                                                 42,706                 1              --              --
   Abstain                                                                125,154               --                18              14
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                8,428,188               610            1,364             948
------------------------------------------------------------------------------------------------------------------------------------

Shareholder Meeting Report (continued)
                                                                                                               NTX
------------------------------------------------------------------------------------------------------------------------------------
Approval of the Trustees was reached as follows:
                                                                                                           Preferred       Preferred
                                                                                             Common           Shares          Shares
                                                                                             Shares         Series-M       Series-TH
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner
   For                                                                                    8,628,623              655           1,915
   Withhold                                                                                  79,494              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  8,708,117              655           1,915
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                                                                                    8,628,017              655           1,915
   Withhold                                                                                  80,100              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  8,708,117              655           1,915
------------------------------------------------------------------------------------------------------------------------------------

Anthony T. Dean
   For                                                                                    8,627,123              655           1,915
   Withhold                                                                                  80,994              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  8,708,117              655           1,915
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
   For                                                                                    8,625,461              655           1,915
   Withhold                                                                                  82,656              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  8,708,117              655           1,915
------------------------------------------------------------------------------------------------------------------------------------

Peter R. Sawers
   For                                                                                    8,626,623              655           1,915
   Withhold                                                                                  81,494              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  8,708,117              655           1,915
------------------------------------------------------------------------------------------------------------------------------------

William J. Schneider
   For                                                                                           --              655            1,91
   Withhold                                                                                      --                --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        --               655           1,915
------------------------------------------------------------------------------------------------------------------------------------

Timothy R. Schwertfeger
   For                                                                                           --              655            1,91
   Withhold                                                                                      --                --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        --               655           1,915
------------------------------------------------------------------------------------------------------------------------------------

Judith M. Stockdale
   For                                                                                    8,625,664              655           1,915
   Withhold                                                                                  82,453              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  8,708,117              655           1,915
------------------------------------------------------------------------------------------------------------------------------------

 Ratification of auditors was reached as follows:
   For                                                                                    8,566,459              655           1,914
   Against                                                                                   30,883              --              --
   Abstain                                                                                  110,774              --                1
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                  8,708,117              655           1,915
------------------------------------------------------------------------------------------------------------------------------------

                            Portfolio of Investments
                            Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)
                            January 31, 1999
                            (Unaudited)
   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 5.0%

$  5,000,000    The Industrial Development Authority of the County of Gila, Arizona,        1/08 at 102        Baa2       $4,947,950
                 Environmental Revenue Refunding Bonds (ASARCO Incorporated Project),
                 Series 1998, 5.550%, 1/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 3.1%

    1,750,000   Student Loan Acquisition Authority of Arizona, Student Loan Revenue         5/04 at 102          Aa        1,888,373
                 Bonds, Series 1994B, Subordinated Fixed Rate Bonds, 6.600%, 5/01/10
                 (Alternative Minimum Tax)

      100,000   University of Arizona Telecommunications System, Certificates of            7/02 at 102          A+          109,901
                 Participation, Series 1991, 6.500%, 7/15/12

    1,000,000   Arizona Board of Regents, University of Arizona, System Revenue             6/02 at 102          AA        1,091,910
                 Refunding Bonds, Series 1992, 6.250%, 6/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 12.4%

    1,500,000   The Industrial Development Authority of the County of Maricopa (Arizona),   7/02 at 102         AAA        1,616,595
                 Insured Health Facility Revenue Bonds (Catholic Healthcare West),
                 1992 Series A, 5.750%, 7/01/11

    3,500,000   The Industrial Development Authority of the County of Maricopa (Arizona),  No Opt. Call         AAA        4,511,990
                 Samaritan Health Services, Hospital System Revenue Refunding Bonds,
                 Series 1990A, 7.000%, 12/01/16

      600,000   The Industrial Development Authority of the County of Maricopa (Arizona),   9/05 at 101         AAA          628,368
                 Baptist Hospital System Revenue Refunding Bonds, Series 1995,
                 5.500%, 9/01/16

    2,000,000   Hospital District No. One, Mohave County, Arizona, Refunding General        6/02 at 101         AAA        2,178,440
                 Obligation Bonds (Kingman Regional Medical Center Project),
                 Series 1992, 6.500%, 6/01/15

    2,000,000   University Medical Center Corporation (Tucson, Arizona), Hospital           7/02 at 102         AAA        2,183,840
                 Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/16

    1,055,000   The Industrial Development Authority of the City of Winslow, Arizona,       6/08 at 101         N/R        1,026,410
                 Hospital Revenue Bonds (Winslow Memorial Hospital Project),
                 Series 1998, 5.500%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 6.1%

    1,670,000   The Industrial Development Authority of the City of Phoenix, Arizona,      12/05 at 103         AAA        1,673,741
                 Multifamily Housing Revenue Bonds, Series 1998A (Heather Ridge
                 Apartments Project), 5.200%, 12/15/21 (Alternative Minimum Tax)

    4,000,000   The Industrial Development Authority of the City of Tucson, Arizona,       12/06 at 102         AAA        4,268,360
                 Tax-Exempt Multifamily Housing Revenue Refunding Bonds, Series 1996,
                 5.900%, 12/20/31


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 3.3%

      450,000   The Industrial Development Authority of the City of Phoenix, Arizona,       6/05 at 102         AAA          473,184
                 Statewide Single Family Mortgage Revenue Bonds, Series 1995,
                 6.150%, 6/01/08 (Alternative Minimum Tax)

      350,000   The Industrial Development Authority of the County of Pima (Arizona),       8/05 at 102           A          376,033
                 Single Family Mortgage Revenue Refunding Bonds, Series 1995A,
                 6.500%, 2/01/17

    2,205,000   The Industrial Development Authority of the County of Pima (Arizona),       5/07 at 102         AAA        2,372,492
                 Single Family Mortgage Revenue Bonds, Series 1997A,
                 6.250%, 11/01/30 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 1.1%

    1,000,000   The Industrial Development Authority of the County of Mohave,               5/06 at 103         AAA        1,089,500
                 Health Care Revenue Refunding Bonds, Series 1996 (GNMA
                 Collateralized - Chris Ridge and Silver Ridge Village Projects),
                 6.375%, 11/01/31


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 9.8%

    1,400,000   Maricopa Rural Road Improvement, District of Pinal County, Arizona,         7/99 at 101         N/R        1,427,300
                 Refunding Bonds, Series 1994, 7.000%, 7/01/07

    1,500,000   Paradise Valley Unified School District No. 69 of Maricopa County,          7/03 at 102         AAA        1,666,875
                 Arizona, School Improvement Bonds, Project of 1990, Series D,
                 5.875%, 7/01/12

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$   1,400,000   Chandler Unified School District No. 80 of Maricopa County, Arizona,        7/03 at 101         AAA       $1,529,682
                 General Obligation Refunding Bonds, Series 1993, 5.950%, 7/01/10

    2,500,000   City of Phoenix, Arizona, General Obligation Refunding Bonds,               7/02 at 102         AA+        2,746,075
                 Series 1992, 6.375%, 7/01/13

    2,000,000   Tempe Union High School District No. 213 of Maricopa County, Arizona,       7/04 at 101         AAA        2,212,920
                 School Improvement and Refunding Bonds, Series 1994, 6.000%, 7/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 10.8%

                City of Bullhead, Bullhead Parkway Improvement District Improvement Bonds:
      910,000    6.100%, 1/01/08                                                            1/03 at 103         Baa          994,739
      970,000    6.100%, 1/01/09                                                            1/03 at 103         Baa        1,060,326

    1,600,000   City of Lake Havasu, City Municipal Property Corporation, Municipal         6/02 at 101         AAA        1,730,912
                 Facilities Revenue Bonds, Series 1993, 6.000%, 6/01/08

    2,000,000   Hospital District No. One, Maricopa County, Arizona, General                6/08 at 102         AAA        2,002,440
                 Obligation Bonds, Series 1998, 5.000%, 6/01/21

    2,150,000   Phoenix Civic Plaza Building Corporation, Senior Lien Excise Tax            7/05 at 101         AA+        2,370,117
                 Revenue Bonds, Series 1994, 6.000%, 7/01/14

    1,510,000   Metropolitan Domestic Water Improvement District of Pima County,            1/03 at 101         AAA        1,644,360
                 Arizona, Special Assessment and Water Revenue Bonds, Series 1992,
                 6.200%, 1/01/12

      725,000   City of Tucson, Arizona, Certificates of Participation, Series 1994,        7/04 at 100          AA          807,411
                 6.375%, 7/01/09


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 5.5%

    5,000,000   Tucson Airport Authority, Inc. (Arizona), Airport Revenue Bonds,            6/03 at 102         AAA        5,433,000
                 Refunding Series 1993, 5.700%, 6/01/13


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 21.4%

    3,195,000   Kyrene Elementary School District No. 28 of Maricopa County, Arizona,       7/02 at 100         AAA        3,455,233
                 School Improvement Bonds, Project of 1990, Series E, 6.000%, 7/01/12
                 (Pre-refunded to 7/01/02)

                The Industrial Development Authority of the County of Mohave, Hospital
                System Revenue Refunding Bonds (Medical Environments, Inc. and
                Phoenix Baptist Hospital and Medical Center Inc.), Series 1993:
    5,000,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                                  7/03 at 102         Aaa        5,722,700
    1,000,000    7.000%, 7/01/16 (Pre-refunded to 7/01/03)                                  7/03 at 102         Aaa        1,154,670

    3,700,000   City of Phoenix (Arizona), Civic Improvement Corporation, Wastewater        7/03 at 102         AAA        4,149,143
                 System Lease Revenue Bonds, Series 1993, 6.125%, 7/01/23
                 (Pre-refunded to 7/01/03)

    3,000,000   City of Tucson, Arizona, General Obligation Bonds, Series 1984-G,           7/04 at 101         AAA        3,404,340
                 6.250%, 7/01/18 (Pre-refunded to 7/01/04)

    1,290,000   City of Tucson, Arizona, General Obligation Bonds, Series 1994-B,           7/06 at 101       AA***        1,451,714
                 5.750%, 7/01/18 (Pre-refunded to 7/01/06)

    1,500,000   City of Tucson, Arizona, Water System Revenue Bonds, Series 1994-A,         7/06 at 101         AAA        1,717,215
                 6.000%, 7/01/21 (Pre-refunded to 7/01/06)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 12.0%

    2,000,000   The Industrial Development Authority of the County of Mohave (Arizona),    11/03 at 101         AA-        2,179,240
                 Industrial Development Revenue Bonds, 1994 Series (Citizen Utilities
                 Company Projects), 6.600%, 5/01/29 (Alternative Minimum Tax)

    1,000,000   Navajo County, Arizona, Pollution Control Corporation, Pollution Control    8/03 at 102          A-        1,025,310
                 Revenue Refunding Bonds (Arizona Public Service Company),
                 1993 Series A, 5.875%, 8/15/28

    1,710,000   The Industrial Development Authority of the County of Pima (Arizona),       1/02 at 103         AAA        1,911,883
                 Industrial Development Lease Obligation Refunding Revenue Bonds,
                 1988 Series A (Irvington Project), 7.250%, 7/15/10

    2,030,000   Salt River Project Agricultural Improvement and Power District, Arizona,    1/02 at 100          AA        2,119,868
                 Salt River Project Electric  System Revenue Bonds, 1992 Series D,
                 5.750%, 1/01/19

    2,400,000   Salt River Project Agricultural Improvement and Power District, Arizona,    1/04 at 102          AA        2,428,608
                 Salt River Project Electric System Revenue Refunding Bonds,
                 1993 Series C, 5.000%, 1/01/16

    2,000,000   The Industrial Development Authority of the County of Yavapai (Arizona),    6/07 at 101         AA-        2,076,500
                 Industrial Development Revenue Bonds, 1998 Series (Citizens Utilities
                 Company Project), 5.450%, 6/01/33 (Alternative Minimum Tax)

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 9.4%

$   2,150,000   Arizona Municipal Financing Program of 1992, Refunding Certificates         8/02 at 101         AAA       $2,304,779
                 of Participation, Series 1, 6.000%, 8/01/17

      500,000   Wastewater Management Authority of Arizona, Wastewater Treatment            7/05 at 102         AAA          543,630
                 Financial Assistance Revenue Bonds, Series 1995, 5.750%, 7/01/15

      500,000   The Industrial Development Authority of the County of Maricopa,            12/07 at 102         AAA          513,385
                 Water System Improvement Revenue Bonds (Chaparral City Water
                 Company Project), Series 1997A, 5.400%, 12/01/22
                 (Alternative Minimum Tax)

    2,000,000   City of Phoenix, Arizona, Civic Improvement Corporation Wastewater          7/04 at 102         Aa3        2,099,099
                 System Lease Revenue Refunding Bonds, Series 1993,
                 5.000%, 7/01/10

    3,500,000   City of Tucson, Arizona, Water System Revenue Refunding Bonds,              7/02 at 102          A+        3,739,364
                  Series 1992A, 5.750%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
$  90,320,000   Total Investments - (cost $89,395,536) - 99.9%                                                            98,059,925
=============
                Other Assets Less Liabilities - 0.1%                                                                          67,046
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $98,126,971
                ====================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
                            January 31, 1999
                            (Unaudited)
   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 0.4%

$  1,000,000    Michigan Strategic Fund, Limited Obligation Revenue Bonds                  12/03 at 102          A1       $1,047,520
                 (WMX Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 4.6%

    5,020,000   Board of Trustees of Ferris State University (Michigan), General            4/08 at 100         AAA        5,002,028
                 Revenue Bonds, Series 1998, 5.000%, 10/01/23

                Michigan Higher Education Student Loan Authority, Student Loan
                and Refunding Revenue Bonds, Series XV-A:
    1,000,000    6.800%, 10/01/07 (Alternative Minimum Tax)                                10/02 at 102           A        1,065,000
    1,250,000    6.800%, 10/01/08 (Alternative Minimum Tax)                                10/02 at 102           A        1,329,100
      990,000    6.800%, 10/01/09 (Alternative Minimum Tax)                                10/02 at 102           A        1,049,242

    2,000,000   Board of Trustees of Oakland University, Michigan, General Revenue          5/05 at 102         AAA        2,168,660
                 Bonds, Series 1995, 5.750%, 5/15/15

    1,450,000   Board of Trustees of Western Michigan University, General Revenue           7/03 at 102         AAA        1,443,185
                 Bonds, Series 1993A, 5.000%, 7/15/21


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 7.3%

    2,235,000   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage            8/08 at 100         AAA        2,304,374
                 Hospital Revenue Bonds (Portage Health System, Inc.), Series 1998,
                 5.450%, 8/01/47

    1,000,000   City of Kalamazoo Hospital Finance Authority, Hospital Revenue              5/08 at 101         Aaa        1,022,600
                 Refunding and Improvement Bonds (Bronson Methodist Hospital),
                 Series 1998, 5.250%, 5/15/18

      410,000   Michigan State Hospital Finance Authority, Hospital Revenue and             2/99 at 102          A-          419,697
                 Refunding Bonds (The Detroit Medical Center Obligated Group),
                 Series 1988B, 8.125%, 8/15/08

    8,800,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds           5/01 at 100         AA-        9,125,776
                 (Mercy Mount Clemens Corporation), Series 1992, 6.000%, 5/15/17

    4,500,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds           8/08 at 101          A-        4,163,850
                 (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28
    1,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds (         5/09 at 101         AA+          984,700
                 Charity Obligated Group), Series 1999A, 5.125%, 11/01/29 (WI)

    2,195,000   Regents of the University of Michigan, Medical Service Plan Revenue        No Opt. Call         Aa2        1,312,698
                 Bonds, Series 1991, 0.000%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 4.8%

    5,250,000   Michigan State Housing Development Authority, Limited Obligation           10/02 at 103         AAA        5,683,440
                 Revenue Bonds (Parkway Meadows Project), Series 1991,
                 6.850%, 10/15/18

      760,000   Michigan State Housing Development Authority, Rental Housing                1/02 at 102         AA-          816,597
                 Revenue Bonds, 1991 Series A, 7.150%, 4/01/10
                 (Alternative Minimum Tax)

    5,625,000   Michigan State Housing Development Authority, Rental Housing                1/02 at 102         AA-        6,033,150
                 Revenue Bonds, 1991 Series B, 7.100%, 4/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 1.6%

    2,790,000   Michigan State Housing Development Authority, Single-Family                12/01 at 102         AA+        2,947,830
                 Mortgage Revenue Bonds, 1991 Series B, 6.950%, 12/01/20

    1,345,000   Michigan State Housing Development Authority, Single-Family Mortgage        6/02 at 102         AA+        1,394,281
                  Revenue Bonds, 1992 Series A, 6.875%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 3.1%

    1,250,000   Michigan State Hospital Finance Authority, Revenue Bonds                    1/07 at 102         N/R        1,338,638
                 (Presbyterian Villages of Michigan Obligated Group), Series 1997,
                 6.375%, 1/01/25

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care (continued)

$   1,300,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds                   7/08 at 101           A       $1,308,190
                 (Porter Hills Presbyterian Village Inc., Project), Series 1998,
                 5.375%, 7/01/28

    5,280,000   The Economic Development Corporation of the City of Warren, Nursing         3/02 at 101         Aaa        5,580,643
                 Home Revenue Refunding Bonds (GNMA Mortgage-Backed Security -
                 Autumn Woods Project), Series 1992, 6.900%, 12/20/22


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 19.8%

    3,935,000   Anchor Bay School District, Counties of Macomb and St. Clair, State     5/03 at 101 1/2         AAA        4,123,998
                 of Michigan, 1993 School Building and Site Bonds (General Obligation
                 Unlimited Tax), 5.550%, 5/01/19

    1,000,000   Belding Area Schools, Counties of Ionia, Kent and Montcalm, State           5/08 at 100         AAA          996,230
                 of Michigan, 1998 Refunding Bonds (General Obligation - Unlimited
                 Tax), 5.000%, 5/01/26

    1,200,000   Berkley School District, County of Oakland, State of Michigan,              1/05 at 101         AAA        1,310,664
                 1995 School Building and Site Bonds (General Obligation - Unlimited
                 Tax), 6.000%, 1/01/19

    6,680,000   Chippewa Valley Schools, County of Macomb, State of Michigan,               5/03 at 102         AAA        6,648,404
                 1993 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.000%, 5/01/21

    1,000,000   School District of the City of Detroit, Wayne County, Michigan,             5/09 at 101         AAA          963,950
                 School Building and Site Improvement Bonds (Unlimited Tax -
                 General Obligation), Series 1998A, 4.750%, 5/01/28

    3,000,000   Grand Rapids Community College, Community College Bonds,                    5/03 at 102         AA-        2,997,780
                 Series 1993 (General Obligation - Limited Tax), 5.000%, 5/01/21

    1,355,000   County of Grand Traverse, State of Michigan, Grand Traverse                11/10 at 100         AAA        1,378,157
                 County - Township of Blair, 1998 Water System Improvements Project
                 (General Obligation - Limited Tax), 5.200%, 11/01/23

    3,725,000   Lake Orion Community School District, County of Oakland, State              5/05 at 101         AAA        3,886,367
                 of Michigan, 1995 Refunding Bonds (General Obligation - Unlimited
                 Tax), 5.500%, 5/01/20

    1,000,000   School District of the City of Lincoln Park, County of Wayne,               5/07 at 100         AAA        1,009,690
                 State of Michigan, 1997 Refunding Bonds (Unlimited Tax),
                 5.000%, 5/01/17

    1,000,000   Mancelona Public School District, General Obligation Bonds,                 5/06 at 100         AAA        1,023,140
                 Series 1997 (Antrim and Kalkaska Counties), 5.200%, 5/01/17

    6,650,000   Mattawan Consolidated School, Counties of Van Buren and                     5/02 at 102         AA+        7,238,592
                 Kalamazoo, State of Michigan, 1992 Refunding Bonds (General
                 Obligation - Unlimited Tax), 6.300%, 5/01/17

    2,500,000   Montrose Township School District, Michigan, School Building               No Opt. Call         AAA        2,903,850
                 and Site Bonds, Series 1997, 6.000%, 5/01/22

    1,045,000   Nice Community School District, Counties of Marquette and                   5/04 at 101         AAA        1,063,517
                 Baraga, State of Michigan, 1995 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 5.250%, 5/01/20

    1,225,000   North Branch Area Schools, County of Lapeer, State of Michigan,         5/03 at 101 1/2         AAA        1,256,262
                 1993 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.375%, 5/01/21

    1,470,000   Parchment School District, County of Kalamazoo, State of Michigan,         No Opt. Call         AAA        1,507,955
                 1998 School Building and Site Bonds (General Obligation - Unlimited
                 Tax), 5.000%, 5/01/25

    2,090,000   Public School of Petoskey, Counties of Emmet and Charlevoix,                5/08 at 100         Aa1        2,105,947
                 State of Michigan, 1998 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.100%, 11/01/19

      685,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan,               5/05 at 101         AAA          737,334
                 1995 School Building and Site and Refunding Bonds, 5.750%, 5/01/15

      600,000   Rockford Public Schools, Kent County, 1997 School Building                  5/07 at 100         AAA          610,608
                 and Site Bonds, General Obligation - Unlimited Tax, 5.250%, 5/01/27

                Western Townships Utilities Authority, Sewage Disposal System
                Refunding Bonds, Series 1991:
    1,500,000    6.750%, 1/01/15                                                            1/02 at 100         AAA        1,621,020
    5,040,000    6.500%, 1/01/19                                                            1/02 at 100         AAA        5,404,896

    1,725,000   Williamston Community School District (General                             No Opt. Call         AAA        1,888,996
                 Obligation - Unlimited Tax), Series 1996 (Q-SBLF),
                 5.500%, 5/01/25

    1,500,000   School District of Ypsilanti, County of Washenaw, State of                  5/07 at 100         AAA        1,546,245
                 Michigan, 1996 School Building and Site Refunding Bonds (General
                 Obligation - Unlimited Tax), 5.375%, 5/01/26

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 3.5%

$   2,000,000   Michigan Municipal Bond Authority, Local Government Loan Program            5/02 at 102           A       $2,181,460
                 Revenue Bonds, Series 1992D, 6.650%, 5/01/12

    3,800,000   State Building Authority, State of Michigan, 1991 Revenue                  10/01 at 102          AA        4,077,248
                 Refunding Bonds, Series I, 6.250%, 10/01/20

    1,825,000   State Building Authority, State of Michigan, 1991 Revenue Bonds,           10/01 at 102          AA        1,984,779
                 Series II, 6.800%, 10/01/21

    1,000,000   State Building Authority, State of Michigan, 1998 Revenue Bonds,           10/09 at 100          AA          964,240
                 Series I (Facilities Program), 4.750%, 10/15/21


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 1.0%

    2,505,000   Charter County of Wayne, Michigan, Airport Revenue Bonds (Detroit          12/01 at 102         AAA        2,735,936
                 Metropolitan Wayne County Airport), Subordinate Lien, Series 1991B,
                 6.750%, 12/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 32.5%

    1,930,000   Central Michigan University, Revenue Bonds, Series 1997,                    4/07 at 101         AAA        2,156,138
                 5.500%, 10/01/17 (Pre-refunded to 4/01/07)

    2,000,000   School District of the City of Detroit, Wayne County, Michigan, School      5/06 at 102         AAA        2,255,000
                  Building and Site Improvement Bonds (Unlimited Tax - General
                 Obligation), Series 1996A, 5.700%, 5/01/25 (Pre-refunded to 5/01/06)

      180,000   City of Detroit, County of Wayne, Michigan, Sewage Disposal                No Opt. Call         Aaa          186,203
                 System Revenue Bonds, 1979 Series, 6.900%, 12/15/99

    1,000,000   Essexville-Hampton Public Schools, County of Bay, State of                  5/07 at 100         AAA        1,110,830
                 Michigan, 1997 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 5.500%, 5/01/17 (Pre-refunded to 5/01/07)

    1,600,000   Gaylord Community Schools, Counties of Ostego and Antrim,                   5/02 at 102      AA+***        1,779,056
                 State of Michigan, 1992 School Building and Site  Refunding Bonds,
                 6.600%, 5/01/21 (Pre-refunded to 5/01/02)

    1,325,000   Greenville Public Schools, Counties of Montcalm, Kent and Ionia,            5/04 at 101         AAA        1,466,841
                 State of Michigan, 1995 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.750%, 5/01/14 (Pre-refunded to 5/01/04)

    1,000,000   Grosse Ile Township School District, School Improvement Refunding           5/07 at 100         AAA        1,145,800
                 Bonds, General Obligation, Series 1996, 6.000%, 5/01/22
                 (Pre-refunded to 5/01/07)

    1,250,000   Gull Lake Community Schools, Counties of Kalamazoo, Barry                   5/01 at 102         AAA        1,368,200
                 and Calhoun, State of Michigan, 1991 School Building and
                 Site Bonds, 6.800%, 5/01/21 (Pre-refunded to 5/01/01)

    3,100,000   Hemlock Public School District, Counties of Saginaw and Midland,            5/02 at 102      AA+***        3,469,272
                 State of Michigan, 1992 School Building and Site Refunding Bonds,
                 6.750%, 5/01/21 (Pre-refunded to 5/01/02)

    1,000,000   Huron Valley School District, Counties of Oakland and Livingston,           5/07 at 100         AAA        1,137,060
                 State of Michigan, 1996 School Building and Site Bonds
                 (General Obligation - Unlimited Tax), 5.875%, 5/01/16
                 (Pre-refunded to 5/01/07)

    2,000,000   Lincoln Park School District, General Obligation Bonds, Series 1996,        5/06 at 101         AAA        2,271,740
                 5.900%, 5/01/26 (Pre-refunded to 5/01/06)

    1,000,000   Marquette Area Public Schools, County of Marquette, State of                5/01 at 102         AAA        1,092,410
                 Michigan, 1991 School Building and Site Bonds, Series B (General
                 Obligation - Unlimited Tax), 6.700%, 5/01/21 (Pre-refunded to 5/01/01)

    3,100,000   Michigan Municipal Bond Authority, State Revolving Fund Reserve            10/02 at 102      AA+***        3,481,145
                  Bonds, Series 1992A, 6.600%, 10/01/18 (Pre-refunded to 10/01/02)

    3,035,000   Michigan State Hospital Finance Authority, Hospital Revenue                12/02 at 102         AAA        3,453,830
                 Bonds (Mid-Michigan Obligated Group), Series 1992,
                 6.900%, 12/01/24 (Pre-refunded to 12/01/02)

    1,450,000   Michigan State Hospital Finance Authority, Hospital Revenue                 9/01 at 102         Aaa        1,627,872
                 Bonds (McLaren Obligated Group), Series 1991A, 7.500%, 9/15/21
                 (Pre-refunded to 9/15/01)

    9,355,000   Michigan State Hospital Finance Authority, Hospital Revenue                11/01 at 102      Aa2***       10,416,231
                 Bonds (Daughters of Charity National Health System-Providence
                 Hospital), Series 1991, 7.000%, 11/01/21 (Pre-refunded to 11/01/01)

    7,200,000   State of Michigan, State Trunk Line Fund Bonds, Series 1989A,               8/99 at 102         AAA        7,501,968
                 7.000%, 8/15/17 (Pre-refunded to 8/15/99)

    2,150,000   North Branch Area Schools, County of Lapeer, State of Michigan,             5/02 at 102      AA+***        2,390,607
                 1992 School Building and Site Refunding Bonds, (General
                 Obligation - Unlimited Tax), 6.600%, 5/01/17 (Pre-refunded to 5/01/02)

    1,500,000   Perry Public Schools, Counties of Shiawassee and Ingham,                5/02 at 101 1/2         AAA        1,653,315
                 State of Michigan, 1992 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 6.375%, 5/01/22 (Pre-refunded to 5/01/02)

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   4,650,000   Plymouth-Canton Community Schools, Counties of Wayne and                    5/01 at 101      AA+***       $5,043,297
                 Washtenaw, State of Michigan, 1991 School Building and Site
                 Refunding Bonds, Series B, 6.800%, 5/01/11 (Pre-refunded to 5/01/01)

      620,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan,               5/05 at 101         AAA          692,893
                 1995 School Building and Site Refunding Bonds, 5.750%, 5/01/15
                 (Pre-refunded to 5/01/05)

    6,385,000   City of Royal Oak Hospital Finance Authority (Michigan), Hospital           1/01 at 102         Aaa        6,912,337
                 Revenue Bonds (William Beaumont Hospital), Series 1991D,
                 6.750%, 1/01/20 (Pre-refunded to 1/01/01)

    4,845,000   Saginaw-Midland Municipal Water Supply Corporation, State of                9/04 at 102        A***        5,689,968
                 Michigan, Water Supply Revenue Bonds (Limited Tax - General
                 Obligation), Series 1992, 6.875%, 9/01/16 (Pre-refunded to 9/01/04)

    2,400,000   Three Rivers Community Schools, Counties of Cass and St. Joseph,            5/06 at 102         AAA        2,741,160
                 State of Michigan, 1996 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 6.000%, 5/01/23 (Pre-refunded to 5/01/06)

    9,250,000   Regents of the University of Michigan, Medical Service Plan Revenue        12/01 at 102      Aa2***       10,199,883
                 Bonds, Series 1991, 6.500%, 12/01/21 (Pre-refunded to 12/01/01)

    4,200,000   Warren Consolidated Schools, Counties of Macomb and Oakland,                5/01 at 102       Aa***        4,585,224
                 State of Michigan, 1991 School Building and Site Refunding Bonds
                 (General Obligation - Unlimited Tax), 6.700%, 5/01/21
                 (Pre-refunded to 5/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 15.8%

    6,425,000   The Economic Development Corporation of the City of Detroit,                5/01 at 102         AAA        6,948,252
                 Resource Recovery Revenue Bonds, Series 1991A, 6.875%, 5/01/09
                 (Alternative Minimum Tax)

    2,390,000   Michigan South Central Power Agency, Power Supply System                   11/01 at 102        Baa1        2,575,464
                 Revenue Refunding Bonds, 1991 Series, 6.750%, 11/01/10

    3,630,000   Michigan Strategic Fund, Adjustable Rate Demand Limited Obligation         No Opt. Call         AAA        4,687,855
                 Refunding Revenue Bonds (The Detroit Edison Company - Pollution
                 Control Bonds Project), Series 1990BB, 7.000%, 5/01/21

    4,330,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue               9/01 at 102         AAA        4,729,832
                 Bonds (The Detroit Edison Company - Pollution Control Bonds Project),
                 Collateralized Series 1991CC, 6.950%, 9/01/21

    7,600,000   Michigan Strategic Fund Limited Obligation Refunding Revenue               12/01 at 102         AAA        8,336,668
                 Bonds (The Detroit Edison Company - Pollution Control Bonds
                 Project), Collateralized Series 1991DD, 6.875%, 12/01/21

    7,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds                 9/02 at 102         AAA        7,774,060
                 (The Detroit Edison Company/Monroe and Fermi Plants Project),
                 Collateralized Series I 1992, 6.875%, 9/01/22 (Alternative Minimum Tax)

    1,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,        7/05 at 100        BBB+        1,035,180
                 5.500%, 7/01/25

    5,000,000   City of Wyandotte, County of Wayne, State of Michigan,                     10/02 at 102         AAA        5,493,000
                 1992 Electric Revenue Refunding Bonds, 6.250%, 10/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 4.2%

    5,000,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,            7/07 at 101         AAA        4,973,499
                 Series 1997-A, 5.000%, 7/01/27

    6,000,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue          7/04 at 102         AAA        5,970,419
                 Refunding Bonds, Series 1993, 5.000%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
$ 243,405,000   Total Investments - (cost $236,690,057) - 98.6%                                                          260,060,973
=============
                Temporary Investments in Short-Term Municipal Securities - 0.6%

$  1,500,000    University of Michigan Hospital, Variable Rate Demand Bonds, 3.200%, 12/01/19+               VMIG-1        1,500,000
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                       2,116,793
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $263,677,766
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.


**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R   Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
                            January 31, 1999
                            (Unaudited)
   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 2.7%

$   3,050,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds (Waste           12/02 at 102        BBB+       $3,298,667
                 Management, Inc. Project), Series 1992, 6.625%, 12/01/12
                 (Alternative Minimum Tax)

    1,370,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds                  12/03 at 102          A1        1,435,102
                 (WMX Technologies, Inc. Project), Series 1993, 6.000%, 12/01/13
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 6.0%

    1,950,000   Board of Regents of Eastern Michigan University, General Revenue           12/06 at 101         AAA        2,058,810
                 Bonds, Series 1997, 5.500%, 6/01/17

    1,250,000   Michigan Higher Education Student Loan Authority, Student                  10/02 at 102           A        1,331,450
                 Loan and Refunding Revenue Bonds, Series XV-A,
                 6.700%, 10/01/05 (Alternative Minimum Tax)

    1,130,000   Board of Trustees of Oakland University, Michigan, General Revenue          5/05 at 102         AAA        1,225,293
                 Bonds, Series 1995, 5.750%, 5/15/15

    2,530,000   Board of Control of Saginaw Valley University, General Revenue              7/08 at 102         AAA        2,601,068
                 Bonds, Series 1998, 5.250%, 7/01/19

    3,250,000   Board of Trustees of Western Michigan University, General Revenue           7/03 at 102         AAA        3,394,300
                 Bonds, Series 1993A, 5.500%, 7/15/16


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 19.1%

    2,200,000   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage            8/08 at 100         AAA        2,268,288
                 Hospital Revenue Bonds (Portage Health System, Inc.), Series 1998,
                 5.450%, 8/01/47

    4,000,000   City of Kalamazoo Hospital Finance Authority, Hospital Revenue              5/06 at 102         AAA        4,295,880
                 Refunding and Improvement Bonds (Bronson Methodist Hospital),
                 Series 1996, 5.750%, 5/15/16

    3,000,000   Michigan State Hospital Finance Authority (Michigan), Hospital              5/03 at 102         AAA        3,264,480
                 Revenue Refunding Bonds (St. John Hospital), Series 1993A,
                 6.000%, 5/15/13

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds (The Detroit Medical Center Obligated Group), Series 1993A:
    3,000,000    6.250%, 8/15/13                                                            8/03 at 102          A-        3,128,850
    3,200,000    6.500%, 8/15/18                                                            8/03 at 102          A-        3,380,960

    4,000,000   Michigan State Hospital Finance Authority, Hospital Revenue                11/03 at 102         AAA        4,207,880
                 Refunding Bonds (Oakwood Hospital Obligated Group),
                 Series 1993A, 5.500%, 11/01/13

    4,000,000   Michigan State Hospital Finance Authority, Hospital Revenue and             9/02 at 102         AA-        4,213,600
                 Refunding Bonds (Henry Ford Health System), Series 1992A,
                 5.750%, 9/01/17

    2,000,000   Michigan State Hospital Finance Authority, Hospital Revenue                 1/05 at 102         AA-        2,187,300
                 and Refunding Bonds (Otsego Memorial Hospital, Gaylord, Michigan),
                 Series 1995, 6.250%, 1/01/20

    1,500,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds           8/08 at 101          A-        1,387,950
                 (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/28

    2,000,000   Michigan State Hospital Finance Authority, Hospital Revenue                 5/09 at 101         AA+        1,969,400
                 Bonds (Charity Obligated Group), Series 1999A, 5.125%, 11/01/29 (WI)

    3,000,000   Regents of the University of Michigan, Hospital Revenue Refunding          12/02 at 102          AA        3,087,930
                 Bonds, Series 1993A, 5.500%, 12/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 9.3%

    2,400,000   Michigan State Housing Development Authority, Limited Obligation            4/04 at 103         AAA        2,541,576
                 Revenue Bonds (Walled Lake Villa Project), Series 1993,
                 6.000%, 4/15/18

    1,500,000   Michigan State Housing Development Authority, Limited Obligation           10/03 at 103         AAA        1,548,600
                 Revenue Bonds (Brenton Village Green Project), Series 1993,
                 5.625%, 10/15/18

                Michigan State Housing Development Authority, Rental Housing
                Revenue Bonds, 1992 Series A:
    4,000,000    6.500%, 4/01/06                                                           10/02 at 102         AA-        4,327,120
    4,075,000    6.600%, 4/01/12                                                           10/02 at 102         AA-        4,404,627

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$     790,000   Michigan State Housing Development Authority, Rental Housing                4/03 at 102         AAA       $  833,118
                 Revenue Bonds, 1993 Series A, 5.875%, 10/01/17

                Mount Clemens Housing Corporation, Multifamily Housing Refunding
                Revenue Bonds, Series 1992A (FHA Insured Mortgage Loan - Section 8
                Assisted Project):
    1,000,000    6.600%, 6/01/13                                                            6/03 at 102         AAA        1,071,690
    1,500,000    6.600%, 6/01/22                                                            6/03 at 102         AAA        1,601,490


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 2.6%

    4,295,000   Michigan State Housing Development Authority, Single Family                 6/05 at 102         AA+        4,571,297
                 Mortgage Revenue Bonds, 1995 Series A, 6.800%, 12/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 14.5%

    2,400,000   Chippewa Valley Schools, County of Macomb, State of Michigan,               5/03 at 102         AAA        2,388,648
                 1993 Refunding Bonds (General Obligation - Unlimited Tax),
                 5.000%, 5/01/21

    3,000,000   Clarkston Community Schools, County of Oakland, State of Michigan,          5/03 at 102         AA+        3,225,570
                 1993 School Building and Site Refunding Bonds, 5.900%, 5/01/16

    2,500,000   School District of the City of Detroit, Wayne County, Michigan,             5/01 at 102         AA+        2,706,750
                 School Building and Site Bonds (Unlimited Tax - General Obligation),
                 Series 1992, 6.250%, 5/01/12

    3,000,000   Dexter Community Schools, Counties of Washtenaw and Livingston,             5/03 at 102         AA+        3,018,180
                 State of Michigan, 1993 School Building and Site Refunding Bonds
                 (General Obligation - Unlimited Tax), 5.000%, 5/01/17

    2,000,000   Oakridge Public Schools, Counties of Muskegon and Newaygo,                  5/08 at 100         AAA        2,011,560
                 State of Michigan, 1998 School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 5.125%, 5/01/28

    4,100,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,          7/07 at 101 1/2           A        4,445,466
                 5.750%, 7/01/17

    5,625,000   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds,           No Opt. Call         AAA        6,210,338
                 Series 1993, 5.375%, 7/01/06

      380,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan,               5/05 at 101         AAA          409,032
                 1995 School Building and Site Refunding Bonds, 5.750%, 5/01/15

    1,000,000   Western Townships Utilities Authority, Sewage Disposal System               1/02 at 100         AAA        1,074,550
                 Refunding Bonds, Series 1991, 6.500%, 1/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 11.0%

    6,500,000   City of Detroit, Michigan, Convention Facility Limited Tax Revenue          9/03 at 102         AAA        6,829,355
                 Refunding Bonds (Cobo Hall Expansion Project), Series 1993,
                 5.250%, 9/30/12

    1,400,000   City of Detroit (Michigan), Downtown Development Authority,                 7/08 at 100         AAA        1,351,910
                 Tax Increment Refunding Bonds (Development Area No. 1 Projects),
                 Series 1998A, 4.750%, 7/01/25

    2,750,000   State Building Authority, State of Michigan, 1991 Revenue                  10/01 at 102          AA        2,950,640
                 Refunding Bonds, Series I, 6.250%, 10/01/20

    1,000,000   State Building Authority, State of Michigan, 1991 Revenue Bonds,           10/01 at 102          AA        1,072,960
                 Series II, 6.250%, 10/01/20

    3,275,000   State of Michigan, Comprehensive Transportation Bonds,                      5/02 at 100         AA-        3,455,747
                 Series 1992A, 5.750%, 5/15/12

    3,615,000   Saginaw-Midland Municipal Water Supply Corporation, State               9/02 at 101 1/2           A        3,739,645
                 of Michigan, Water Supply System Revenue Bonds (Limited Tax -
                 General Obligation), Series 1993, 5.250%, 9/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 0.6%

    1,000,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds,              6/03 at 102        BBB-        1,063,580
                 1993 Series A (American Airlines, Inc. Project), 6.300%, 6/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 7.2%

    2,000,000   Board of Control of Ferris State University, General Revenue Bonds,        10/03 at 102         AAA        2,263,040
                 Series 1993, 6.250%, 10/01/19 (Pre-refunded to 10/01/03)

    1,950,000   Michigan Municipal Bond Authority, State Revolving Fund Revenue            No Opt. Call         AA+        2,231,307
                 Bonds, Series 1994, 7.000%, 10/01/03

    2,500,000   Michigan State Hospital Finance Authority, Hospital Revenue                11/01 at 102      Aa2***        2,783,600
                 Bonds (Daughters of Charity National Health System - Providence
                 Hospital), Series 1991, 7.000%, 11/01/21 (Pre-refunded to 11/01/01)

    1,750,000   State of Michigan, State Trunk Line Fund Bonds, Series 1994A,              11/04 at 102         AAA        1,962,660
                 5.700%, 11/15/15 (Pre-refunded to 11/15/04)

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$     620,000   Reeths-Puffer Schools, County of Muskegon, State of Michigan,               5/05 at 101         AAA       $  692,893
                 1995 School Building and Site Refunding Bonds, 5.750%, 5/01/15
                 (Pre-refunded to 5/01/05)

    2,650,000   Regents of the University of Michigan, Hospital Revenue Bonds,             12/00 at 100       AA***        2,800,812
                 Series 1990, 6.375%, 12/01/24 (Pre-refunded to 12/01/00)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 18.8%

    6,750,000   The City of Grand Haven, Michigan, Electric System Revenue Refunding        7/03 at 102         AAA        6,929,010
                 Bonds, 1993 Series, 5.250%, 7/01/16

    4,020,000   Michigan Public Power Agency, Belle River Project Refunding Revenue         1/03 at 102         AA-        4,075,958
                 Bonds, 1993 Series A, 5.250%, 1/01/18

    1,500,000   Michigan Public Power Agency, Belle River Project Refunding Revenue         1/03 at 100         AA-        1,497,120
                 Bonds, 1993 Series B, 5.000%, 1/01/19

    8,500,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue               6/03 at 102         AAA        9,273,670
                 Bonds (Consumers Power Company Project), Collateralized
                 Series 1993B, 5.800%, 6/15/10

                County of Monroe, Michigan, Pollution Control Revenue Bonds (The
                Detroit Edison Company Project), Series CC-1992:
    2,500,000    6.550%, 6/01/24 (Alternative Minimum Tax)                                  6/03 at 102         AAA        2,770,825
    1,500,000    6.550%, 9/01/24 (Alternative Minimum Tax)                                  9/03 at 102         AAA        1,669,455

    6,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds                No Opt. Call         AAA        6,714,420
                 (The Detroit Edison Company Project), Series A-1994,
                 6.350%, 12/01/04 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.7%

    1,500,000   City of Ann Arbor, County of Washtenaw, State of Michigan,              2/03 at 101 1/2         AAA        1,606,605
                  Water Supply System Revenue Bonds, Series T, 5.500%, 2/01/13

    1,730,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds,            7/07 at 101         AAA        1,721,661
                 Series 1997-A, 5.000%, 7/01/22

    3,755,000   City of Detroit, Michigan, Sewage Disposal System Revenue and               7/03 at 102         AAA        4,052,809
                 Revenue Refunding Bonds, Series 1993-A, 5.700%, 7/01/13

    4,500,000   City of Detroit, Michigan, Water Supply System Revenue and Revenue          7/04 at 102         AAA        4,382,191
                  Refunding Bonds, Series 1993, 4.750%, 7/01/19
------------------------------------------------------------------------------------------------------------------------------------

$ 163,260,000   Total Investments - (cost $158,943,298) - 98.5%                                                          173,018,693
=============
                Temporary Investments in Short-Term Municipal Securities - 0.4%
$     800,000   University of Michigan Hospital, Variable Rate Demand Bonds,                                 VMIG-1          800,000
=============    3.200%, 12/01/19+
                Other Assets Less Liabilities - 1.1%                                                                       1,920,440
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $175,739,133
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

(WI) Security purchased on a when-issued basis (note 1).

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
                            January 31, 1999
                            (Unaudited)
   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 1.3%

$  2,850,000    Ohio Water Development Authority, Revenue Bonds, USA Waste                  3/02 at 102         N/R       $3,061,214
                 Services, Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 8.9%

      825,000   Bowling Green State University, Ohio, General Receipts Bonds,               6/01 at 102           A          893,310
                 Series 1991, 6.700%, 6/01/07

    3,665,000   State of Ohio, Education Loan Revenue Bonds, Series 1997A                   6/07 at 102         AAA        3,833,957
                 (Supplemental Student Loan Program), 1997A1, 5.850%, 12/01/19
                 (Alternative Minimum Tax)

    1,000,000   State of Ohio (Ohio Higher Educational Facility Commission), Higher        12/04 at 102         AAA        1,101,280
                 Educational Facility Revenue Bonds (University of Dayton 1994 Project),
                 5.800%, 12/01/14

    2,400,000   State of Ohio (Ohio Higher Educational Facility Commission),               12/03 at 102         AAA        2,715,504
                 Higher Educational Facility Mortgage Revenue Bonds (University
                 of Dayton 1992 Project), 6.600%, 12/01/17

    1,200,000   State of Ohio (Ohio Higher Educational Facility Commission),                9/06 at 101         N/R        1,257,828
                 Higher Educational Facility Revenue Bonds (The University of
                 Findlay 1996 Project), 6.125%, 9/01/16

    1,500,000   State of Ohio (Ohio Higher Educational Facility Commission),               No Opt. Call          AA        1,790,520
                 Higher Educational Facility Revenue Bonds (Case Western
                 Reserve University), 1997 Series D, 6.250%, 7/01/14

    1,000,000   State of Ohio (Ohio Higher Educational Facility Commission),               10/02 at 102          AA        1,073,330
                 Higher Educational Facility Revenue Bonds (Case Western Reserve
                 University Project), Series 1992, 6.000%, 10/01/22

    1,575,000   The Ohio State University, General Receipts Bonds,                         12/02 at 102          AA        1,714,640
                 Series 1992 A1, 5.875%, 12/01/12

    2,000,000   Puerto Rico Industrial, Tourist, Educational, Medical and                  10/08 at 101         AAA        2,007,760
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, 1998 Series A (Inter-American University
                 of Puerto Rico Project), 5.000%, 10/01/22

    3,185,000   The Student Loan Funding Corporation, Cincinnati, Ohio, Student             7/02 at 100           A        3,301,284
                 Loan Subordinated Revenue Refunding Bonds, Series 1992 D,
                 6.600%, 7/01/05 (Alternative Minimum Tax)

    1,400,000   University of Cincinnati (Ohio), General Receipts Bonds, Series AB,         6/07 at 100         AAA        1,447,404
                 5.375%, 6/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Energy - 1.9%

    2,000,000   County of Ashtabula, Ohio, Industrial Development Refunding                 5/02 at 102        Baa2        2,148,600
                 Revenue Bonds, 1992 Series A (Ashland Oil, Inc. Project),
                 6.900%, 5/01/10

    2,250,000   Ohio Air Quality Development Authority, State of Ohio, Air Quality          4/01 at 102        Baa1        2,407,658
                 Development Refunding Revenue Bonds, Series 1992 (Ashland
                 Oil, Inc. Project), 6.850%, 4/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 10.7%

    1,300,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,             11/03 at 102        Baa1        1,305,070
                 Hospital Facilities Revenue Bonds, Series 1993A (Summa Health
                 System Project), 5.500%, 11/15/13

      240,000   County of Butler, Ohio, Hospital Facilities Revenue Refunding and          No Opt. Call        BBB-          245,909
                 Improvement Bonds, Series 1991 (Fort Hamilton-Hughes Memorial
                 Hospital Center), 7.250%, 1/01/01

    1,000,000   County of Butler, Ohio, Hospital Facilities Revenue Refunding and           1/02 at 102        BBB-        1,076,360
                 Improvement Bonds, Series 1991 (Fort Hamilton-Hughes Memorial
                 Hospital Center), 7.500%, 1/01/10

                City of Cambridge, Ohio, Hospital Revenue Refunding Bonds,
                Series 1991 (Guernsey Memorial Hospital Project):
    1,680,000    8.000%, 12/01/06                                                          12/01 at 102         BBB        1,841,347
      750,000    8.000%, 12/01/11                                                          12/01 at 102         BBB          822,030

    2,675,000   County of Clermont, Ohio, Hospital Facilities Revenue Refunding             1/03 at 102         AAA        2,846,254
                 Bonds, Series 1993 A (Mercy Health System), 5.875%, 1/01/15

    1,000,000   County of Cuyahoga, Ohio, Hospital Improvement and Refunding                2/07 at 102         AAA        1,064,700
                 Revenue Bonds, Series 1997 (The MetroHealth System Project),
                 5.625%, 2/15/17

    1,500,000   County of Cuyahoga, Ohio, Hospital Improvement Revenue Bonds,               1/02 at 102          AA        1,622,715
                 Series 1992 (University Hospitals Health System, Inc. Project),
                 6.500%, 1/15/19

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Health Care (continued)

$   1,170,000   County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds,                2/03 at 102          A1       $1,272,270
                 Series 1993, Health Cleveland, Inc. (Fairview General Hospital
                 Project), 6.300%, 8/15/15

                County of Franklin, Ohio, Hospital Refunding and Improvement
                Revenue Bonds, 1996 Series A (The Children's Hospital Project):
    1,000,000    5.750%, 11/01/20                                                          11/06 at 101          Aa        1,066,810
    1,500,000    5.875%, 11/01/25                                                          11/06 at 101          Aa        1,613,145

    1,500,000   County of Franklin, Ohio, Hospital Revenue Refunding and                   11/02 at 102          Aa        1,668,570
                 Improvement Bonds, 1992 Series A (The Children's Hospital Project),
                 6.600%, 5/01/13

    3,250,000   City of Garfield Heights, Ohio, Hospital Improvement and Refunding         11/02 at 102           A        3,599,408
                 Revenue Bonds, Series 1992B (Marymount Hospital Project),
                 6.650%, 11/15/11

    2,500,000   County of Marion, Ohio, Hospital Refunding and Improvement                  5/06 at 102        BBB+        2,737,775
                 Revenue Bonds, Series 1996 (The Community Hospital),
                 6.375%, 5/15/11

    1,500,000   County of Montgomery, Ohio, Hospital Facilities Revenue Refunding           4/06 at 102         AAA        1,597,140
                 and Improvement Bonds, Series 1996 (Kettering Medical Center),
                 5.625%, 4/01/16

      750,000   County of Tuscarawas, Ohio, Hospital Facilities Revenue Bonds,             10/03 at 102        Baa2          799,140
                 Series 1993A (Union Hospital Project), 6.500%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 8.0%

    1,385,000   County of Clermont, Ohio, Mortgage Revenue Bonds (GNMA                      8/03 at 103         Aaa        1,446,549
                 Collateralized - S.E.M. Villa II Project), Series 1994-A,
                 5.950%, 2/20/30

    1,435,000   County of Cuyahoga, Ohio, Multifamily Housing Revenue Bonds                 6/08 at 105         Aaa        1,568,785
                 (Water Street Associates), Series 1997, 6.150%, 12/20/26
                 (Alternative Minimum Tax)

      990,000   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue              1/05 at 103          Aa        1,003,860
                 Bonds, Series 1994A  (FHA Insured Mortgage Loan - Hamilton
                 Creek Apartments Project), 5.550%, 7/01/24
                 (Alternative Minimum Tax)

    6,170,000   County of Franklin, Ohio, Mortgage Revenue Bonds,                           1/02 at 103          Aa        6,550,442
                 Series 1992A (FHA Insured Mortgage Loan - Kensington Place
                 Project), 6.750%, 1/01/34

    5,200,000   Hamilton County, Multi-Family Housing Revenue Bonds                         1/07 at 102         AAA        5,419,700
                 (Huntington Meadows Project), Series 1997, 5.700%, 1/01/27
                 (Alternative Minimum Tax)

    2,885,000   Ohio Capital Corporation for Housing, Mortgage Revenue                      1/02 at 100         AAA        2,927,410
                 Refunding Bonds, FHA Section 8 Assisted Project, Series 1997C,
                 5.700%, 1/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 4.8%

    3,980,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                   9/07 at 102         AAA        4,153,011
                 Bonds, 1996 Series B-3 (Mortgage-Backed Securities Program),
                 5.750%, 9/01/28 (Alternative Minimum Tax)

    6,965,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue                 9/99 at 102         AAA        7,149,851
                 Bonds (GNMA Mortgage-Backed Securities Program), 1989 Series A,
                 7.650%, 3/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 1.0%

    1,365,000   County of Franklin, Ohio, Health Care Facilities Revenue Bonds,             7/03 at 102         N/R        1,390,239
                 Series 1993 (Ohio Presbyterian Retirement Services),
                 6.500%, 7/01/23

    1,000,000   County of Marion, Ohio, Health Care Facilities Refunding and               11/03 at 102        BBB-        1,055,170
                 Improvement Revenue Bonds, Series 1993 (United Church
                 Homes, Inc. Project), 6.300%, 11/15/15


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 14.5%

                Berea City School District, Ohio, School Improvement Bonds,
                Series 1993 (General Obligation - Unlimited Tax Bonds):
      650,000    7.500%, 12/15/06                                                          12/03 at 102         AAA          768,859
      680,000    7.450%, 12/15/07                                                          12/03 at 102         AAA          802,842

    1,750,000   Brecksville-Broadview Heights City School District, Ohio, School           12/06 at 102         AAA        2,037,140
                 Improvement Bonds, Series 1996 (General Obligation - Unlimited
                 Tax Bonds), 6.500%, 12/01/16

    2,000,000   City of Columbus, Ohio, General Obligation Refunding Bonds,                 1/02 at 102         Aaa        2,195,480
                 Series 1992B, 6.500%, 1/01/10

    1,300,000   County of Franklin, Ohio, Refunding Bonds, Series 1993                     12/08 at 102         AAA        1,372,241
                 (Limited Tax - General Obligation Bonds), 5.375%, 12/01/20

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$   1,505,000   Greater Cleveland Regional Transit Authority, General Obligation,          12/06 at 101         Aaa       $1,699,521
                 Capital Improvement Bonds, Series 1996, 5.650%, 12/01/16

                North Canton City School District, Ohio, School Improvement
                Bonds, Series 1994 (General Obligation - Unlimited Tax):
      650,000    9.750%, 12/01/03                                                          No Opt. Call         AAA          823,037
      715,000    9.700%, 12/01/04                                                          No Opt. Call         AAA          934,198

    1,260,000   Oak Hills Local School District, Hamilton County, Ohio, School             No Opt. Call         AAA        1,598,764
                 Facilities Construction and Improvement Bonds, Series B (General
                 Obligation-Unlimited Tax), 6.900%, 12/01/13

    2,000,000   Commonwealth of Puerto Rico, Public Improvement Bonds                   7/06 at 101 1/2           A        2,067,800
                 of 1996 (General Obligation Bonds), 5.400% 7/01/25

    1,300,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997,          7/07 at 101 1/2           A        1,409,538
                 5.750%, 7/01/17

    2,400,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998,              7/08 at 101           A        2,387,280
                 5.000%, 7/01/27

    1,000,000   Revere Local School District, Ohio, School Improvement Bonds,              12/03 at 102         AAA        1,105,280
                 Series 1993 (General Obligation - Unlimited Tax Bonds),
                 6.000%, 12/01/16

    2,870,000   City of Strongsville, Ohio, Various Purpose Improvement Bonds,             12/06 at 102         Aa3        3,135,705
                 Series 1996 (General Obligation - Limited Tax), 5.950%, 12/01/21

    1,000,000   Sylvania City School District, Series 1995 (General Obligation -           12/05 at 101         AAA        1,087,600
                 Unlimited Tax), 5.800%, 12/01/15

    1,135,000   City of Toledo, Ohio, Various Purpose Improvement Bonds,                   No Opt. Call         AAA        1,303,003
                 Series 1994 (General Obligation - Limited Tax), 7.000%, 12/01/03

    1,000,000   Upper Arlington City School District, General Obligation Bonds,            12/06 at 101         AAA        1,021,560
                 Series 1996, Improvement Bonds, 5.250%, 12/01/22

    2,000,000   Board of Education, Wayne Local School District, County of                 12/06 at 101         AAA        2,239,560
                 Warren, Ohio, School Improvement Bonds, Series 1996
                 (Unlimited Tax - General Obligation), 6.100%, 12/01/24

    3,000,000   Board of Education, West Clermont Local School District,                   12/05 at 100         AAA        3,309,480
                 County of Clermont, Ohio, School Improvement Bonds, Series 1995
                 (Unlimited Tax - General Obligation), 6.000%, 12/01/18

    1,000,000   City of Westlake, Ohio, General Obligation, Various Purpose                12/08 at 101         Aaa        1,071,380
                  Improvement and Refunding Bonds (Series 1997), 5.550%, 12/01/17

    1,820,000   Worthington City School District, Franklin County, Ohio,                    6/02 at 102         AAA        1,992,827
                 General Obligation Refunding Bonds (Unlimited Tax), 6.375%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 3.0%

    1,000,000   State of Ohio (Ohio Building Authority), State Facilities Bonds            10/02 at 102         AA-        1,083,290
                 (Juvenile Correctional Building Fund Projects), 1992 Series B,
                 6.000%, 10/01/12

    3,000,000   State of Ohio (Ohio Building Authority), State Facilities Bonds            10/03 at 102         AA-        3,297,930
                 (Adult Correctional Building Fund Projects), 1993 Series A,
                 6.125%, 10/01/12

    1,090,000   State of Ohio Department of Transportation, Certificates of                 4/99 at 104         AA-        1,128,542
                 Participation (Rickenbacker Port Authority Improvements),
                 6.125%, 4/15/15 (Alternative Minimum Tax)

    1,500,000   State of Ohio (OPFC), Higher Education Capital Facilities Bonds,           12/01 at 102         AA-        1,592,175
                 Series II-1992A, 5.500%, 12/01/06


------------------------------------------------------------------------------------------------------------------------------------
                Technology - 0.7%

      500,000   County of Franklin, Ohio, Revenue Bonds, Series 1993 (Online                4/03 at 100         N/R          518,635
                 Computer Library Center, Incorporated Project), 6.000%, 4/15/13

    1,000,000   Puerto Rico Industrial, Medical and Environmental Pollution Control         1/02 at 103          AA        1,094,070
                 Facilities Financing Authority, Adjustable Rate Industrial Revenue
                 Bonds, 1983 Series A (Motorola Inc. Project), 6.750%, 1/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.0%

    3,430,000   City of Cleveland, Ohio, Parking Facilities Refunding Revenue Bonds,        9/06 at 102         AAA        3,617,244
                 Series 1996, 5.500%, 9/15/22

                Columbus Municipal Airport Authority, Airport Improvement
                Revenue Bonds, Series 1994A (Port Columbus International Airport
                Project):
      830,000    5.950%, 1/01/08 (Alternative Minimum Tax)                                  1/04 at 102         AAA          908,452
    1,000,000    6.000%, 1/01/14 (Alternative Minimum Tax)                                  1/04 at 102         AAA        1,070,810

    1,500,000   City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds,           2/08 at 102         BBB        1,525,230
                  Series 1998A (Emery Air Freight Corporation and Emery Worldwide
                 Airlines, Inc.-Guarantors) (Non-AMT), 5.625%, 2/01/18

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 23.7%

$   1,500,000   City of Akron, Ohio, Waterworks System Mortgage Revenue                     3/01 at 102         AAA       $1,626,165
                 Improvement Bonds, Series 1991, 6.550%, 3/01/12
                 (Pre-refunded to 3/01/01)

    2,000,000   City of Barberton, Ohio, Hospital Facilities Revenue Bonds,                 1/02 at 102      N/R***        2,237,620
                 Series 1992 (The Barberton Citizens Hospital Company Project),
                 7.250%, 1/01/12 (Pre-refunded to 1/01/02)

    2,000,000   County of Carroll, Ohio, Hospital Improvement Revenue Bonds,               12/01 at 102         AAA        2,240,860
                 Series 1991 (Timken Mercy Medical Center), 7.125%, 12/01/18
                 (Pre-refunded to 12/01/01)

    2,500,000   County of Clermont, Ohio, Waterworks System Revenue Bonds,                 12/01 at 102         AAA        2,770,000
                 Series 1991, Clermont County Sewer District, 6.625%, 12/01/14
                 (Pre-refunded to 12/01/01)

    2,075,000   City of Cleveland, Ohio, Airport System Revenue Bonds,                      1/00 at 102         AAA        2,197,840
                 1990 Series A, 7.400%, 1/01/20 (Pre-refunded to 1/01/00)
                 (Alternative Minimum Tax)

    2,000,000   City of Cleveland, Ohio, Public Power System First Mortgage                11/04 at 102         AAA        2,378,780
                 Revenue Bonds, Series 1994A, 7.000%, 11/15/24
                 (Pre-refunded to 11/15/04)

    1,575,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage              1/02 at 102         AAA        1,736,595
                 Revenue Bonds, Series F, 1992 A, 6.500%, 1/01/21
                 (Pre-refunded to 1/01/02)

    2,745,000   City of Cleveland, Ohio, First Mortgage Revenue Refunding Bonds,            1/02 at 102         AAA        3,026,637
                 Series F, 1992-B, 6.500%, 1/01/11 (Pre-refunded to 1/01/02)

    3,960,000   City of Cleveland, Ohio, Waterworks Improvement and Refunding,              1/06 at 102         AAA        4,477,968
                 First Mortgage Revenue Bonds, Series H 1996, 5.750%, 1/01/26
                 (Pre-refunded to 1/01/06)

    1,950,000   City School District of Columbus, Franklin County, Ohio, School            12/02 at 102         AAA        2,206,269
                 Building Renovation and Improvement Bonds, Series 1992 (General
                 Obligation-Unlimited Tax), 6.650%, 12/01/12 (Pre-refunded to 12/01/02)

    3,250,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds, Series 1991               8/01 at 102         AAA        3,602,170
                  (Meridia Health System), 7.000%, 8/15/23 (Pre-refunded to 8/15/01)

    2,000,000   Dublin City School District, Franklin, Delaware and Union Counties,        12/02 at 102         AAA        2,226,920
                 Ohio, Various Purpose School Building Construction and
                 Improvement Bonds (General Obligation - Unlimited Tax),
                 6.200%, 12/01/19 (Pre-refunded to 12/01/02)

    3,100,000   County of Franklin, Ohio, First Mortgage Revenue, Series 1979              No Opt. Call         AAA        3,612,833
                 (Online Computer Library Center, Incorporated Project),
                 7.500%, 6/01/09

    1,000,000   Hamilton County, Ohio, Sewer System Improvement and Refunding               6/01 at 102         AAA        1,094,750
                 Revenue Bonds, 1991 Series A  (The Metropolitan Sewer District
                 of Greater Cincinnati), 6.700%, 12/01/13 (Pre-refunded to 6/01/01)

    3,000,000   Kent State University (A State University of Ohio), General Receipts        5/02 at 102         AAA        3,332,460
                 Bonds, Series 1992, 6.500%, 5/01/22 (Pre-refunded to 5/01/02)

    1,000,000   City of Lakewood, Ohio, Various Purpose General Obligation Bonds,          12/02 at 102      Aa3***        1,124,150
                 Series 1992 (Limited Tax Obligation), 6.500%, 12/01/12
                 (Pre-refunded to 12/01/02)

    2,100,000   Lakota Local School District, County of Butler, Ohio, School               12/05 at 100         AAA        2,414,664
                 Improvement Bonds (Unlimited Tax - General Obligation),
                 Series 1994, 6.250%, 12/01/14 (Pre-refunded to 12/01/05)

    1,400,000   City of Middleburg Heights, Ohio, Hospital Improvement Revenue              8/01 at 102         AAA        1,542,142
                 Bonds, Series 1991 (Southwest General Hospital Project),
                 6.750%, 8/15/21 (Pre-refunded to 8/15/01)

    1,000,000   City of Newark, Ohio, Water System Improvement Bonds                       12/03 at 102         AAA        1,124,630
                 (Limited Tax - General Obligation), 6.000%, 12/01/18
                 (Pre-refunded to 12/01/03)

      205,000   Ohio Water Development Authority, State of Ohio, Water                     12/00 at 100         AAA          221,123
                 Development Revenue Refunding Bonds, Refunding and
                 Improvement Series, 8.000%, 12/01/18 (Pre-refunded to 12/01/00)

    2,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1992           7/02 at 101 1/2         AAA        2,794,475
                 (General Obligation Bonds), 6.600%, 7/01/13 (Pre-refunded to 7/01/02)

    1,400,000   Reynoldsburg City School District, Ohio, General Obligation Bonds,         12/02 at 102         AAA        1,579,004
                 For School Building Construction and Improvement,
                 6.550%, 12/01/17 (Pre-refunded to 12/01/02)

    1,000,000   Solon City School District, Ohio, School Improvement Bonds,                12/01 at 102      N/R***        1,118,170
                 Series 1990 (General Obligation - Unlimited Tax),
                 7.150%, 12/01/13 (Pre-refunded to 12/01/01)

    3,500,000   University of Cincinnati, General Receipts Bonds, Series O,                12/02 at 102       AA***        3,909,570
                 6.300%, 6/01/12 (Pre-refunded to 12/01/02)

    1,000,000   University of Toledo, Ohio, General Receipts Bonds,                        12/02 at 102         AAA        1,104,680
                 Series B, 5.900%, 6/01/20 (Pre-refunded to 12/01/02)

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                Utilities - 9.0%

$   3,000,000   City of Cleveland, Ohio, Public Power System Improvement,                  11/01 at 102         AAA       $3,308,970
                 First Mortgage Revenue Bonds, Series 1991B, 7.000%, 11/15/17

    2,000,000   City of Cleveland, Ohio, Public Power System Revenue Bonds,                11/08 at 101         AAA        2,102,120
                 Series 1998, 5.250%, 11/15/15

    1,250,000   City of Hamilton, Ohio, Electric System Mortgage Revenue Bonds,            10/02 at 102         AAA        1,378,638
                 1992 Series B, 6.300%, 10/15/25

    4,000,000   Ohio Air Quality Development Authority, Collateralized Pollution            6/02 at 103         AAA        4,606,400
                 Control Revenue Refunding Bonds, Series 1992 (The Cleveland
                 Electric Illuminating Company Project), 8.000%, 12/01/13

                Ohio Air Quality Development Authority, Air Quality Development
                Revenue Refunding Bonds (JMG Funding Limited Partnership Project),
                Series 1994:
    2,000,000    6.375%, 1/01/29 (Alternative Minimum Tax)                                 10/04 at 102         AAA        2,225,880
    4,000,000    6.375%, 4/01/29 (Alternative Minimum Tax)                                 10/04 at 102         AAA        4,451,760

    3,000,000   Ohio Air Quality Development Authority, Air Quality Development             4/07 at 102         AAA        3,136,890
                 Revenue Bonds (JMG Funding Limited Partnership Project), Series 1997,
                 5.625%, 1/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 8.1%

    3,720,000   City of Cleveland, Ohio, Waterworks Improvement, First Mortgage             1/02 at 102         AAA        4,035,791
                 Revenue Refunding Bonds, Series F, 1992B, 6.250%, 1/01/16

    1,000,000   City of Cleveland, Ohio, Waterworks Improvement, First Mortgage            No Opt. Call         AAA        1,097,830
                 Refunding Revenue Bonds, Series G 1993, 5.500%, 1/01/21

      255,000   City of Cleveland, Ohio, Waterworks Improvement, First Mortgage             1/02 at 102         AAA          279,141
                 Revenue Refunding Bonds, Series F 1992B, 6.500%, 1/01/11

    2,000,000   City of Cleveland, Ohio, Waterworks Improvement and Refunding               1/08 at 101         AAA        2,005,760
                 Revenue Bonds, Series I 1998, 5.000%, 1/01/28

       40,000   City of Cleveland, Ohio, Waterworks Improvement and Refunding,              1/06 at 102         AAA           42,961
                 First Mortgage Revenue Bonds, Series H 1996, 5.750%, 1/01/26

    2,500,000   City of Columbus, Ohio, Sewerage System Revenue Refunding Bonds,            6/02 at 102         AA-        2,732,400
                 Series 1992, 6.250%, 6/01/08

    1,000,000   Greene County, Ohio, Sewer System Revenue Bonds, 1998 Series               12/08 at 102         AAA        1,030,639
                 (Governmental Enterprise Revenue Bonds), 5.250%, 12/01/25

    1,000,000   County of Montgomery, Ohio, Water Revenue Bonds, Greater                   11/02 at 102         AAA        1,102,899
                 Moraine Beavercreek Sewer District, Series 1992, 6.250%, 11/15/17

    2,000,000   Northeast Ohio Regional Sewer District, Wastewater Improvement             11/05 at 101         AAA        2,131,439
                 Revenue Refunding Bonds, Series 1995, 5.600%, 11/15/16

    1,000,000   Ohio Water Development Authority, State of Ohio, Water                      6/05 at 102         AAA        1,084,949
                 Development Revenue Bonds, 1995 Fresh Water Series,
                 5.900%, 12/01/21

    1,250,000   City of Oxford, Ohio, Water Supply System Mortgage Revenue,                12/02 at 102         AAA        1,366,349
                 Series 1992 Refunding Bonds, 6.000%, 12/01/14

    2,000,000   Southwest Regional Water District (Ohio), Waterworks System                12/05 at 101         AAA        2,195,099
                 Revenue Bonds, Series 1995, 6.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
$ 214,200,000   Total Investments - (cost $214,524,261) - 98.6%                                                          232,813,812
=============
                Temporary Investments in Short-Term Municipal Securities - 0.4%
$   1,000,000   Cuyahoga County, Ohio (Cleveland Clinic), Variable Rate Demand Bonds,                        VMIG-1        1,000,000
=============    3.200%, 1/01/26+
                Other Assets Less Liabilities - 1.0%                                                                       2,418,748
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $236,232,560
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Texas Quality Income Municipal Fund (NTX)
                            January 31, 1999
                            (Unaudited)

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 1.5%

$  3,000,000    Guadalupe-Blanco River Authority, Sewage and Solid Waste Disposal           4/06 at 102         AA-       $3,324,060
                 Facility Bonds (E.I. du Pont de Nemours and Company Project),
                 Series 1996, 6.400%, 4/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 6.8%

    2,255,000   Brazos Higher Education Authority, Inc., Student Loan Revenue               3/02 at 102           A        2,459,010
                 Refunding Bonds, Series 1992-A, 6.875%, 9/01/04
                 (Alternative Minimum Tax)

    1,055,000   Brazos Higher Education Authority, Inc., Student Loan Revenue              No Opt. Call          Aa        1,179,680
                 Refunding Bonds, Series 1992C-1, 6.650%, 11/01/04
                 (Alternative Minimum Tax)

      205,000   Brazos Higher Education Authority, Inc. Student Loan Revenue               No Opt. Call           A          230,076
                 Refunding Bonds, Subordinate Series 1993A-2, 6.800%, 12/01/04
                 (Alternative Minimum Tax)

    1,000,000   City of Georgetown, Higher Education Finance Corporation,                   2/04 at 100          A+        1,073,640
                 Higher Education Revenue Bonds, Series 1994 (Southwestern
                 University Project), 6.300%, 2/15/14

    2,500,000   North Texas Higher Educational Authority, Inc., Student                     4/03 at 102          Aa        2,627,375
                 Loan Revenue Bonds, Series 1993C, 6.100%, 4/01/08
                 (Alternative Minimum Tax)

    1,000,000   Southwest Higher Education Authority (Texas), Higher                       10/08 at 101          A+          980,210
                 Educational Facilities Revenue Bonds (Southern Methodist University),
                 Series 1998D, 5.000%, 10/01/22

    2,500,000   City of Terrell Hills, Texas, Higher Education Facilities Corporation,  3/03 at 101 1/2         AAA        2,641,275
                 Higher Education Revenue and Refunding Bonds (Incarnate Word
                 College Project), Series 1993, 5.750%, 3/15/13

    1,445,000   Tyler Junion College District (Smith and Van Zanlt Counties, Texas),        8/04 at 100         AAA        1,579,154
                 Combined Fee Improvement Revenue and Refunding Bonds,
                 Series 1994, 5.900%, 8/15/13

    2,000,000   Board of Regents of The University of Houston System, Consolidated          2/05 at 100         AAA        2,185,360
                 Revenue Bonds, Series 1995, 6.000%, 2/15/17


------------------------------------------------------------------------------------------------------------------------------------
                Energy - 4.5%

    5,000,000   Gulf Coast Waste Disposal Authority (Valero Energy Corporation Project),    4/08 at 102        BBB-        4,935,700
                 Series 1998, 5.600%, 4/01/32 (Alternative Minimum Tax)

    5,000,000   Gulf Coast Industrial Development Authority, Waste Disposal Revenue         6/08 at 102        BBB-        4,933,000
                 Bonds (Valero Refining and Marketing Company Project), Series 1997,
                 5.600%, 12/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 15.3%

    3,500,000   Abilene Health Facilities Development Corporation (Texas),                  9/05 at 102         AAA        3,919,755
                 Hospital Revenue Refunding and Improvement Bonds (Hendrick
                 Medical Center Project), Series 1995C, 6.150%, 9/01/25

    6,000,000   Bexar County Health Facilities Development Corporation, Health             11/07 at 102         AAA        6,071,040
                 System Revenue Bonds (Baptist Health System), Series 1997-B,
                 5.250%, 11/15/31

    2,000,000   Brazos County Health Facilities Development Corporation (Texas),            7/07 at 102         AAA        2,054,540
                 Franciscan Services Corporation, Obligated Group Revenue Bonds,
                 Series 1997A, 5.375%, 1/01/28

    5,750,000   Midland County Hospital District, Hospital Revenue Bonds,                  No Opt. Call          A-        2,984,078
                 Series 1992, 0.000%, 6/01/11

    4,500,000   Port of Corpus Christi Authority of Nueces County (Texas),                  4/02 at 102          A+        4,874,400
                 Pollution Control Revenue Bonds (Hoechst Celanese Corporation),
                 Series 1992, 6.875%, 4/01/17 (Alternative Minimum Tax)

    5,350,000   Richardson Hospital Authority (Texas), Hospital Revenue Refunding          12/08 at 101        BBB+        5,277,187
                 and Improvement Bonds (Baylor/Richardson Medical Center Project),
                 Series 1998, 5.625%, 12/01/28

    1,050,000   Tarrant County Health Facilities Development Corporation (Texas),          11/08 at 101          A-        1,041,915
                 Hospital Revenue Bonds, Series 1998 (Adventist Health System/Sunbelt
                 Obligated Group), 5.375%, 11/15/20

    1,500,000   Texas Health Facilities Development Corporation, Hospital Revenue           8/03 at 102         AAA        1,659,705
                 Bonds (All Saints Episcopal Hospitals of Fort Worth Project),
                 Series 1993B, 6.250%, 8/15/22

    5,400,000   Travis County Health Facilities Development Corporation, Hospital          11/03 at 102          Aa        5,795,388
                 Revenue Bonds (Daughters of Charity National Health System -
                 Daughters of Charity Health Services of Austin), Series 1993B,
                 6.000%, 11/15/22

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 2.0%

$     310,000   Abilene Housing Development Corporation, First Lien Revenue Bonds,         No Opt. Call         N/R       $  320,134
                 Series 1978, 7.000%, 7/01/08

    4,115,000   San Antonio Housing Finance Corporation (Texas), Multifamily               12/05 at 103         AAA        4,127,345
                 Housing Revenue Bonds (Harbor Cove Apartments Project), Series 1991
                 (Remarketing), 5.250%, 12/15/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.1%

    1,345,000   Baytown Housing Finance Corporation, Single Family Mortgage                 9/02 at 103         Aa2        1,507,059
                 Revenue Refunding Bonds, Series 1992-A, 8.500%, 9/01/11

    1,140,000   El Paso Housing Finance Corporation, Single Family Mortgage                 4/01 at 103          A2        1,256,679
                 Revenue Refunding Bonds, Series 1991A, 8.750%, 10/01/11

      845,000   City of Galveston Property Finance Authority, Inc., Single Family           9/01 at 103          A3          910,454
                 Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

    2,335,000   The Harrison County Finance Corporation, Single Family Mortgage            12/01 at 103          A1        2,479,396
                 Revenue Refunding Bonds, Series 1991, 8.875%, 12/01/11

    1,385,000   Houston Housing Finance Corporation, Single Family Mortgage                 6/03 at 102         AAA        1,460,233
                 Revenue Refunding Bonds, Series 1993A, 5.950%, 12/01/10

      865,000   Port Arthur Housing Finance Corporation, Single Family Mortgage             9/02 at 103           A          949,190
                  Revenue Refunding Bonds, Series 1992, 8.700%, 3/01/12

    4,675,000   Texas Department of Housing and Community Affairs, Single Family            9/06 at 102         AAA        4,987,056
                 Mortgage Revenue Bonds, 1996 Series E, 6.000%, 9/01/17

    2,655,000   Travis County Housing Finance Corporation (Texas), Residential             12/01 at 103         AAA        2,835,620
                 Mortgage Bonds (GNMA and FNMA Mortgage-Backed Securities
                 Program), Senior Bonds, Series 1991A, 7.050%, 12/01/25

    1,245,000   Victoria Housing Finance Corporation, Single Family Mortgage               No Opt. Call         Aaa        1,387,901
                 Revenue Refunding Bonds, Series 1995, 8.125%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 3.6%

    3,400,000   Bell County Health Facilities Development Corporation, Retirement          11/08 at 101          A-        3,376,336
                 Facility Revenue Bonds (Buckner Retirement Services, Inc. Obligated
                 Group Project), Series 1998, 5.250%, 11/15/19

    4,000,000   Tarrant County Health Facilities Development Corporation,                   1/08 at 105         AAA        4,446,520
                 Tax-Exempt Mortgage Revenue Bonds (South Central Nursing Homes,
                 Inc. Project), Series 1997A, 6.000%, 1/01/37


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 11.3%

    1,000,000   Caddo Mills Independent School District (Hunt County, Texas),               2/05 at 100         AAA        1,114,180
                 Unlimited Tax School Building and Refunding Bonds, Series 1995,
                 6.375%, 8/15/25

    4,130,000   Coppell Independent School District (Dallas County, Texas),            8/09 at 75 11/32         AAA        1,893,812
                 Unlimited Tax School Building and Refunding Bonds, Series 1992,
                 0.000%, 8/15/14

    1,475,000   City of Corpus Christi, Texas, General Improvement and Refunding            3/02 at 100         AAA        1,606,128
                 Bonds, Series 1992, 6.700%, 3/01/08

    2,800,000   City of Ennis, Texas (Ennis County), General Obligation Refunding           8/02 at 100         AAA        3,045,448
                 and Improvement Bonds, Series 1992, 6.500%, 8/01/13

    1,545,000   Montgomery County (A political subdivision of the State of Texas),       9/07 at 72 3/8         AAA          739,808
                 Refunding Bonds, Series 1997, 0.000%, 3/01/14

    1,825,000   Socorro Independent School District (El Pasco, County, Texas),              2/06 at 100         Aaa        1,930,339
                 Unlimited Tax School Building Bonds, Series 1996, 5.750%, 2/15/21

    2,000,000   State of Texas, Veterans Land Bonds, Series 1994, General                  12/04 at 100          AA        2,181,820
                 Obligation Bonds, 6.400%, 12/01/24 (Alternative Minimum Tax)

    3,885,000   State of Texas, Veterans Housing Assistance Bonds, Series 1993,            12/03 at 102          AA        4,194,285
                 General Obligation Bonds, 6.800%, 12/01/23 (Alternative Minimum Tax)

    6,290,000   State of Texas, College Student Loan Bonds, Series 1997,                    8/10 at 100          AA        6,083,185
                 5.000%, 8/01/22 (Alternative Minimum Tax)

    1,225,000   Weslaco Independent School District, (Hidalgo County, Texas),               2/06 at 100         Aaa        1,313,261
                 Unlimited Tax School Building and Refunding Bonds, Series 1996,
                 5.700%, 2/15/15

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

                West Independent School District (McLennan and Hill Counties,
                Texas), Unlimited Tax School Building and Refunding Bonds,
                Series 1998:
$   1,000,000    0.000%, 8/15/22                                                        8/13 at 61 7/32         AAA       $  290,900
    1,000,000    0.000%, 8/15/23                                                       8/13 at 57 31/32         AAA          275,460
    1,000,000    0.000%, 8/15/24                                                         8/13 at 54 7/8         AAA          260,830


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 6.0%

    4,035,000   City of Bryan, Texas (Brazos County), Lease Revenue Bonds                  10/05 at 100         AAA        4,160,569
                 (Blinn College Project), Series 1995, 5.300%, 10/01/16

    1,450,000   Industrial Development Corporation of the City of Galveston,                9/05 at 100         AAA        1,576,832
                 Sales Tax Revenue Bonds, Series 1995,5.750%, 9/01/15

    1,575,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate Lien          8/02 at 102          AA        1,736,501
                 Revenue Refunding Bonds, Series 1992A, 6.500%, 8/15/15

      800,000   City of Laredo, Texas (Webb County), Combination Tax and                    8/04 at 100         AAA          863,440
                 Waterworks System, Revenue Certificates of Obligation, Series 1994,
                 5.625%, 8/15/11

    4,580,000   City of San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds               8/06 at 102         AAA        4,909,577
                 (Henry B. Gonzalez Convention Center Project), 5.700%, 8/15/26


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 11.0%

    5,295,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,        12/00 at 102        Baa2        5,680,688
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)

    5,020,000   Dallas-Fort Worth International Airport, Facility Improvement               5/02 at 102         AAA        5,477,573
                 Corporation, United Parcel Service, Inc. Revenue Bonds,
                 Series 1992, 6.600%, 5/01/32 (Alternative Minimum Tax)

    3,600,000   Harris County, Texas, Toll Road Senior Lien, Revenue Refunding Bonds,       8/04 at 102         AAA        3,710,124
                 Series 1994, 5.375%, 8/15/20

      220,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,        8/02 at 102         AAA          242,944
                 Series 1992A, 6.500%, 8/15/17

      320,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,        2/99 at 101         AAA          324,080
                 Series 1992B, 6.625%, 8/15/17

    5,000,000   City of Houston, Texas, Airport System Subordinate Lien Revenue             7/01 at 102         AAA        5,410,550
                 Bonds, Series 1991A, 6.750%, 7/01/21 (Alternative Minimum Tax)

    3,300,000   City of Houston, Texas, Airport System Special Facilities Revenue           7/07 at 100         AAA        3,443,847
                 Bonds (Automated People Mover Project), Series 1997A,
                 5.500%, 7/15/17 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 19.5%

    4,500,000   Amarillo Health Facilities Corporation, Hospital Revenue Bonds              1/02 at 102         AAA        4,953,735
                 (High Plains Baptist Hospital Project), Series 1992C,
                 6.500%, 1/01/07 (Pre-refunded to 1/01/02)

    3,500,000   City of Austin, Texas, Combined Utility Systems Revenue Refunding           5/01 at 102        A***        3,824,520
                 Bonds, Series 1991, 6.750%, 5/15/12 (Pre-refunded to 5/15/01)

    1,000,000   The City of Beaumont, Texas, Public Improvement Bonds,                      3/02 at 100         AAA        1,081,090
                 Series 1992, 6.250%, 3/01/10 (Pre-refunded to 3/01/02)

    2,000,000   City of Brownsville, Texas, General Obligation Refunding Bonds,             2/01 at 100         AAA        2,136,120
                 Series 1991, 6.750%, 2/15/12 (Pre-refunded to 2/15/01)

    3,500,000   City of Brownsville, Texas, Utilities System Priority Revenue Bonds,        9/00 at 102         AAA        3,749,550
                 Series 1990, 6.500%, 9/01/17 (Pre-refunded to 9/01/00)

    1,975,000   City of Corpus Christi, Texas, General Improvement and                      3/02 at 100         AAA        2,160,986
                 Refunding Bonds, Series 1992, 6.700%, 3/01/08
                 (Pre-refunded to 3/01/02)

    1,500,000   City of Dallas, Texas (Dallas, Denton and Collin Counties),                 1/02 at 100         AAA        1,615,965
                 Combination Tax and Surplus Revenue, Certificates of Obligation,
                 Series 1992, 6.250%, 1/01/20 (Pre-refunded to 1/01/02)

    1,185,000   Fort Bend County Levee Improvement District No. 11 (A Political             9/04 at 100         AAA        1,378,392
                 Subdivision of the State of Texas, located within Fort Bend County),
                 Unlimited Tax Levee Improvement Bonds, Series 1994,
                 6.900%, 9/01/17 (Pre-refunded to 9/01/04)

    1,780,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding               8/02 at 102         AAA        1,990,218
                 Bonds, Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)

      425,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate               8/02 at 102       AA***          474,436
                 Lien Revenue Refunding Bonds, Series 1992, 6.500%, 8/15/15
                 (Pre-refunded to 8/15/02)

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$   4,000,000   Harris County Health Facilities Development Corporation, Hospital          10/99 at 102         AAA       $4,186,640
                 Revenue Bonds (Texas Children's Hospital Project), Series 1989A,
                 7.000%, 10/01/19 (Pre-refunded to 10/01/99)

    6,110,000   Harris County Health Facilities Development Corporation, Hospital           6/02 at 102       A3***        6,901,428
                 Revenue Bonds (Memorial Hospital System Project), Series 1992,
                 7.125%, 6/01/15 (Pre-refunded to 6/01/02)

      250,000   City of Houston, Texas, Water and Sewer System, Junior Lien                12/01 at 102         AAA          275,248
                 Revenue Refunding Bonds, Series 1991C, 6.375%, 12/01/17
                 (Pre-refunded to 12/01/01)

                North Central Texas Health Facilities Development Corporation,
                Hospital Revenue Bonds (Presbyterian Healthcare System Project),
                Series 1996B:
    1,000,000    5.500%, 6/01/21                                                            6/06 at 102         AAA        1,078,530
    1,000,000    5.750%, 6/01/26                                                           No Opt. Call         AAA        1,108,380

    2,500,000   Ratama Development Corporation, Special Facilities Revenue Bonds           No Opt. Call         AAA        3,704,625
                 (Retama Park Racetrack Project), Series 1993, 8.750%, 12/15/17

                City of San Antonio, Texas, Water System Revenue Refunding Bonds,
                Series 1992:
    1,310,000    6.500%, 5/15/10 (Pre-refunded to 5/15/02)                                  5/02 at 102         AAA        1,456,091
      665,000    6.500%, 5/15/10                                                           No Opt. Call         Aaa          795,027


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.5%

    1,225,000   Brazos River Authority (Texas), Collateralized Pollution Control            2/00 at 102        BBB+        1,291,015
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1990A, 8.125%, 2/01/20 (Alternative Minimum Tax)

    2,000,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue    3/01 at 102        BBB+        2,160,820
                 Bonds (Texas Utilities Electric Company Project), Series 1994A,
                 7.875%, 3/01/21 (Alternative Minimum Tax)

    1,500,000   Brazos River Authority (Texas), Collateralized Pollution Control Revenue   12/02 at 102         AAA        1,654,785
                 Refunding Bonds (Texas Utilities Electric Company Project),
                 Series 1992, 6.500%, 12/01/27 (Alternative Minimum Tax)

    4,000,000   Brazos River Authority (Texas), Pollution Control Revenue Refunding         5/08 at 102         AAA        4,185,880
                 Bonds (Texas Utilities Electric Company Project), Series 1998A,
                 5.550%, 5/01/33 (Alternative Minimum Tax)

    1,200,000   Brazos River Authority (Texas), Collateralized Revenue Refunding           12/03 at 102         AAA        1,260,528
                 Bonds (Houston Lighting and Power Company Project),
                 Series 1993, 5.600%, 12/01/17

    1,500,000   Matagorda County Navigation District Number One (Texas),                    7/03 at 102          A-        1,571,819
                 Pollution Control Revenue Refunding Bonds (Central Power and
                 Light Company Project), Series 1993, 6.000%, 7/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.6%

    1,000,000   City of Houston, Texas, Water and Sewer System, Prior Lien                 12/02 at 102           A        1,091,299
                 Revenue Refunding Bonds, Series 1992B, 6.375%, 12/01/14

    3,750,000   City of Houston, Texas, Water and Sewer System, Junior Lien                12/01 at 102         AAA        4,067,812
                 Revenue Refunding Bonds, Series 1991C, 6.375%, 12/01/17

    2,525,000   City of San Antonio, Texas, Water System Revenue Refunding Bonds,
                 Series 1992, 6.500%, 5/15/10                                               5/02 at 102         AAA        2,775,782
------------------------------------------------------------------------------------------------------------------------------------
$ 211,595,000   Total Investments - (cost $200,912,312) - 98.7%                                                          217,267,373
=============
                Temporary Investments in Short-Term Municipal Securities - 0.5%

$   1,000,000   Harris Co. Pollution Control Revenue (Exxon), Variable Rate Demand                             A-1+        1,000,000
=============    Bonds, 3.100%, 3/01/24+
                Other Assets Less Liabilities - 0.8%                                                                       1,772,300
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $220,039,673
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
January 31, 1999
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                        Arizona          Michigan          Michigan             Ohio           Texas
                                                        Premium           Quality           Premium          Quality         Quality
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market
   value (note 1)                                   $98,059,925      $260,060,973      $173,018,693     $232,813,812    $217,267,373
Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note 1)                                     --         1,500,000           800,000        1,000,000       1,000,000
Cash                                                         --           412,184         2,543,739               --              --
Receivables:
   Interest                                             727,211         3,802,720         2,086,473        2,674,785       3,388,956
   Investments sold                                      25,051                --                --        2,402,016       1,086,805
 Other assets                                               609               407             5,077            8,422           3,178
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                   98,812,796       265,776,284       178,453,982      238,899,035     222,746,312
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                          270,783                --                --           67,844       1,747,565
Payable for investments purchased                            --           973,510         1,947,020        1,526,484              --
Accrued expenses:
   Management fees (note 6)                              53,933           143,348            96,088          128,762         119,975
   Other                                                 57,416            92,743           134,535          153,933         110,525
Preferred share dividends payable                         4,932            13,811            14,644           19,367          21,815
Common share dividends payable                          298,761           875,106           522,562          770,085         706,759
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                 685,825         2,098,518         2,714,849        2,666,475       2,706,639
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                 $98,126,971      $263,677,766      $175,739,133     $236,232,560    $220,039,673
====================================================================================================================================
Preferred shares, at liquidation value              $30,000,000      $ 80,000,000      $ 56,000,000     $ 77,000,000    $ 69,000,000
====================================================================================================================================
Preferred shares outstanding                              1,200             3,200             2,240            3,080           2,760
====================================================================================================================================
Common shares outstanding                             4,330,412        11,439,907         7,684,941        9,391,828       9,424,067
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value,
   divided by Common shares outstanding)            $     15.73      $      16.06      $      15.58     $      16.95    $      16.03
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of Operations
Six Months Ended January 31, 1999
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                        Arizona          Michigan          Michigan             Ohio           Texas
                                                        Premium           Quality           Premium          Quality         Quality
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                           $2,708,108        $7,632,480        $4,763,432       $6,695,347      $6,387,690
------------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                319,749           852,860           570,626          763,476         714,823
Preferred shares - auction fees                          37,808           100,823            70,575           97,042          86,958
Preferred shares - dividend disbursing agent fees         5,042             5,042            10,081           15,123          10,081
Shareholders' servicing agent fees and expenses           3,902            17,638            12,874           18,942           9,248
Custodian's fees and expenses                            18,628            27,331            22,625           27,328          25,758
Directors'/Trustees' fees and expenses (note 6)             462             1,253               830            1,115           1,051
Professional fees                                         8,688             8,926             8,795            8,882           8,867
Shareholders' reports - printing and mailing expenses    15,137            39,095            28,769           32,004          24,450
Stock exchange listing fees                               8,151            12,413             8,151            8,256           8,162
Investor relations expense                                3,916            11,476             7,886           10,494           8,366
Other expenses                                            4,354            10,404             7,325            9,761           9,221
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                          425,837         1,087,261           748,537          992,423         906,985
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 2,282,271         6,545,219         4,014,895        5,702,924       5,480,705
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions
   (notes 1 and 4)                                       56,254           588,191           450,523           46,982         987,737
Net change in unrealized appreciation or depreciation
   of investments                                     1,210,888         1,738,374         1,653,663        2,789,083         882,138
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                             1,267,142         2,326,565         2,104,186        2,836,065       1,869,875
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           $3,549,413        $8,871,784        $6,119,081       $8,538,989      $7,350,580
====================================================================================================================================
                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                                         Arizona Premium                   Michigan Quality                   Michigan Premium
                              ---------------------------------  ----------------------------------  ------------------------------
                              Six Months Ended       Year Ended  Six Months Ended        Year Ended  Six Months Ended    Year Ended
                                       1/31/99          7/31/98           1/31/99           7/31/98          1/31/99        7/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income              $ 2,282,271      $ 4,519,847       $ 6,545,219      $ 13,246,845      $ 4,014,895    $ 8,001,062
Net realized gain from investment
   transactions (notes 1 and 4)         56,254          469,613           588,191           444,027          450,523        134,148
Net change in unrealized appreciation
   or depreciation of investments    1,210,888          (84,432)        1,738,374          (591,805)       1,653,663      1,238,827
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                   3,549,413        4,905,028         8,871,784        13,099,067        6,119,081      9,374,037
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders              (1,789,943)      (3,560,162)       (5,291,240)      (10,831,644)      (3,133,238)    (6,264,993)
   Preferred shareholders             (459,235)      (1,004,753)       (1,168,604)       (2,682,487)        (811,236)    (1,933,132)
From accumulated net realized gains
  from investment transactions:
   Common shareholders                      --               --          (698,100)         (111,138)              --             --
   Preferred shareholders                   --               --          (125,248)          (27,488)              --             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders    (2,249,178)      (4,564,915)       (7,283,192)      (13,652,757)      (3,944,474)    (8,198,125)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions       280,712          474,596           829,926         1,566,072          113,808             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets           1,580,947          814,709         2,418,518         1,012,382        2,288,415      1,175,912
Net assets at beginning of period   96,546,024       95,731,315       261,259,248       260,246,866      173,450,718    172,274,806
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period        $98,126,971      $96,546,024      $263,677,766      $261,259,248     $175,739,133   $173,450,718
===================================================================================================================================
Balance of undistributed net
   investment income at
   end of period                   $   244,740      $   211,647      $    266,727      $    181,352     $    376,969   $    306,548
===================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
(Unaudited)
                                                                     Ohio Quality                            Texas Quality
----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended           Year Ended    Six Months Ended        Year Ended
                                                                1/31/99              7/31/98             1/31/99           7/31/98
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 5,702,924         $ 11,399,092         $ 5,480,705       $ 11,041,192
Net realized gain from investment transactions
  (notes 1 and 4)                                               46,982              295,006             987,737            905,750
Net change in unrealized appreciation or
  depreciation of investments                                2,789,083              471,590             882,138           (363,610)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   8,538,989           12,165,688           7,350,580         11,583,332
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                      (4,615,363)          (9,077,395)         (4,236,412)        (8,716,618)
   Preferred shareholders                                   (1,142,618)          (2,397,864)         (1,042,551)        (2,498,267)
From accumulated net realized gains from
  investment transactions:
   Common shareholders                                              --                  --             (701,466)                --
   Preferred shareholders                                           --                  --             (203,285)                --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (5,757,981)         (11,475,259)         (6,183,714)       (11,214,885)
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued
   to shareholders due to
   reinvestment of distributions                               511,146            1,018,376             203,691            301,838
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   3,292,154            1,708,805           1,370,557            670,285
Net assets at beginning of period                          232,940,406          231,231,601         218,669,116        217,998,831
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                               $236,232,560         $232,940,406        $220,039,673       $218,669,116
----------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment
  income at end of period                                 $    581,871         $    636,928        $    301,404       $     99,662
==================================================================================================================================

Notes to Financial Statements
(Unaudited)

1. General Information and Significant Accounting Policies

The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) and Nuveen Texas Quality Income Municipal Fund (NTX).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At January 31, 1999, Michigan Quality and Michigan Premium had outstanding when-issued purchase commitments of $973,510 and $1,947,020, respectively.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                             Arizona      Michigan     Michigan         Ohio        Texas
                                             Premium       Quality      Premium      Quality      Quality
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --          840          680          760
   Series Th                                   1,200         3,200        1,400        1,400        2,000
   Series Th2                                     --            --           --        1,000           --
---------------------------------------------------------------------------------------------------------
Total                                          1,200         3,200        2,240        3,080        2,760
=========================================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 1999.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                           Arizona Premium            Michigan Quality
---------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended   Six Months Ended    Year Ended
                                                          1/31/99      7/31/98            1/31/99       7/31/98
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                    16,792       29,905             48,815        93,557
===============================================================================================================

                                                          Michigan Premium              Ohio Quality
---------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended   Six Months Ended    Year Ended
                                                          1/31/99      7/31/98            1/31/99       7/31/98
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                     7,255           --             27,109        57,107
===============================================================================================================

                                                                                        Texas Quality
---------------------------------------------------------------------------------------------------------------
                                                                                 Six Months Ended    Year Ended
                                                                                          1/31/99       7/31/98
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                                                    12,632        19,003
===============================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid March 1, 1999, to shareholders of record on February 15, 1999, as follows:

                                             Arizona      Michigan     Michigan         Ohio        Texas
                                             Premium       Quality      Premium      Quality      Quality
---------------------------------------------------------------------------------------------------------
Dividend per share                            $.0705        $.0765       $.0690       $.0820       $.0750
=========================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the six months ended January 31, 1999, were as follows:

                                             Arizona      Michigan     Michigan         Ohio        Texas
                                             Premium       Quality      Premium      Quality      Quality
---------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities    $2,703,900   $20,606,341   $7,697,915   $5,550,430  $30,511,625
   Temporary municipal investments         2,000,000     8,300,000    3,900,000    8,700,000    6,800,000
Sales and Maturities:
   Investments in municipal securities     1,107,400    20,639,479    7,698,985    4,292,770   29,352,973
   Temporary municipal investments         2,000,000     6,800,000    4,200,000    8,400,000    7,300,000
=========================================================================================================

At January 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At January 31, 1999, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                       Arizona      Michigan         Ohio
                                                                        Premium      Premium      Quality
---------------------------------------------------------------------------------------------------------
Expiration year:
   2002                                                                $     --   $  154,548   $  856,869
   2003                                                                 846,663      627,148       16,493
   2004                                                                      --    1,807,234      622,243
---------------------------------------------------------------------------------------------------------
Total                                                                  $846,663   $2,588,930   $1,495,605
=========================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 1999, were as follows:

                                            Arizona       Michigan     Michigan         Ohio        Texas
                                             Premium       Quality      Premium      Quality      Quality
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                           $8,737,473   $23,614,955  $14,154,386  $18,290,571  $16,495,649
   depreciation                              (73,084)     (244,039)     (78,991)      (1,020)    (140,588)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation               $8,664,389   $23,370,916  $14,075,395  $18,289,551  $16,355,061
=========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                                    Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
===============================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets At January 31, 1999, net assets consisted of:

                                                                       Arizona      Michigan     Michigan
                                                                       Premium       Quality      Premium
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                             $30,000,000 $ 80,000,000 $ 56,000,000
Common shares, $.01 par value per share                                  43,304      114,399       76,849
Paid-in surplus                                                      59,964,947  159,792,798  107,348,327
Balance of undistributed net investment income                          244,740      266,727      376,969
Accumulated net realized gain (loss)
  from investment transactions                                         (790,409)     132,926   (2,138,407)
Net unrealized appreciation of investments                            8,664,389   23,370,916   14,075,395
---------------------------------------------------------------------------------------------------------
Net assets                                                          $98,126,971 $263,677,766 $175,739,133
=========================================================================================================
Authorized shares:
   Common                                                           200,000,000  200,000,000  200,000,000
   Preferred                                                          1,000,000    1,000,000    1,000,000
=========================================================================================================
                                                                                        Ohio        Texas
                                                                                     Quality      Quality
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                                         $ 77,000,000 $ 69,000,000
Common shares, $.01 par value per share                                               93,918       94,241
Paid-in surplus                                                                  141,728,411  133,508,367
Balance of undistributed net investment income                                       581,871      301,404
Accumulated net realized gain (loss) from investment transactions                 (1,461,191)     780,600
Net unrealized appreciation of investments                                        18,289,551   16,355,061
---------------------------------------------------------------------------------------------------------
Net assets                                                                      $236,232,560 $220,039,673
=========================================================================================================
Authorized shares:
   Common                                                                        200,000,000    Unlimited
   Preferred                                                                       1,000,000    Unlimited
=========================================================================================================

               Financial Highlights
               (Unaudited)
               Selected data for a Common share outstanding throughout each period is as follows:
                                                    Investment Operations
                                            ----------------------------------------
                                                              Net
                                                              Realized/
                           Beginning        Net               Unrealized
                           Net Asset        Investment        Investment
                           Value            Income            Gain (Loss)      Total
Arizona Premium
Year Ended 7/31:
    1999 (a)               $15.43           $ .53             $ .29            $ .82
    1998                    15.34            1.05               .10             1.15
    1997                    14.51            1.06               .81             1.87
    1996                    14.12            1.05               .38             1.43
    1995                    13.61            1.07               .49             1.56
    1994                    14.49            1.07              (.84)             .23
Michigan Quality
Year Ended 7/31:
    1999 (a)                15.91             .57               .21              .78
    1998                    15.95            1.17              (.01)            1.16
    1997                    15.28            1.18               .72             1.90
    1996                    15.10            1.19               .27             1.46
    1995                    15.02            1.21               .19             1.40
    1994                    15.85            1.21              (.82)             .39
Michigan Premium
Year Ended 7/31:
    1999 (a)                15.30             .52               .28              .80
    1998                    15.14            1.04               .19             1.23
    1997                    14.16            1.05               .97             2.02
    1996                    13.73            1.05               .41             1.46
    1995                    13.46            1.04               .31             1.35
    1994                    14.47            1.03             (1.01)             .02
Ohio Quality
Year Ended 7/31:
    1999 (a)                16.65             .61               .30              .91
    1998                    16.57            1.22               .09             1.31
    1997                    15.69            1.23               .88             2.11
    1996                    15.33            1.23               .35             1.58
    1995                    14.84            1.22               .52             1.74
    1994                    15.72            1.19              (.82)             .37
Texas Quality
Year Ended 7/31:
    1999 (a)                15.90             .58               .20              .78
    1998                    15.86            1.17               .07             1.24
    1997                    15.06            1.19               .81             2.00
    1996                    14.91            1.21               .21             1.42
    1995                    14.53            1.22               .42             1.64
    1994                    15.41            1.21              (.83)             .38
                                                        Less Distributions
                           ------------------------------------------------------------------------------
                           Net              Net
                           Investment       Investment        Capital           Capital
                           Income           Income            Gains             Gains
                           To Common        To Preferred      To Common         To Preferred
                           Shareholders     Shareholders+     Shareholders      Shareholders+    Total
Arizona Premium
Year Ended 7/31:
    1999 (a)               $ (.41)          $(.11)            $--               $--              $  (.52)
    1998                     (.83)           (.23)             --                --                (1.06)
    1997                     (.82)           (.22)             --                --                (1.04)
    1996                     (.80)           (.24)             --                --                (1.04)
    1995                     (.78)           (.27)             --                --                (1.05)
    1994                     (.79)           (.26)            (.05)             (.01)              (1.11)
Michigan Quality
Year Ended 7/31:
    1999 (a)                 (.46)           (.10)            (.06)             (.01)               (.63)
    1998                     (.95)           (.24)            (.01)              --                (1.20)
    1997                     (.95)           (.24)            (.03)             (.01)              (1.23)
    1996                     (.95)           (.24)            (.07)             (.02)              (1.28)
    1995                    (1.00)           (.26)            (.05)             (.01)              (1.32)
    1994                    (1.05)           (.17)             --                --                (1.22)
Michigan Premium
Year Ended 7/31:
    1999 (a)                 (.41)           (.11)             --                --                 (.52)
    1998                     (.82)           (.25)             --                --                (1.07)
    1997                     (.80)           (.24)             --                --                (1.04)
    1996                     (.78)           (.25)             --                --                (1.03)
    1995                     (.80)           (.28)             --                --                (1.08)
    1994                     (.81)           (.17)            (.04)             (.01)              (1.03)
Ohio Quality
Year Ended 7/31:
    1999 (a)                 (.49)           (.12)             --                --                 (.61)
    1998                     (.97)           (.26)             --                --                (1.23)
    1997                     (.96)           (.27)             --                --                (1.23)
    1996                     (.95)           (.27)             --                --                (1.22)
    1995                     (.95)           (.30)             --                --                (1.25)
    1994                    (1.03)           (.18)            (.03)             (.01)              (1.25)
Texas Quality
Year Ended 7/31:
    1999 (a)                 (.45)           (.11)            (.07)             (.02)               (.65)
    1998                     (.93)           (.27)             --                --                (1.20)
    1997                     (.94)           (.26)             --                --                (1.20)
    1996                     (.95)           (.27)            (.04)+++          (.01)+++           (1.27)
    1995                     (.98)           (.28)             --                --                (1.26)
    1994                    (1.06)           (.17)            (.03)              --                (1.26)
                                                                       Total Returns
                                                              ------------------------------
                           Ending
                           Net Asset        Ending            Based on          Based on Net
                           Value            Market Value      Market Value**     Asset Value**
Arizona Premium
Year Ended 7/31:
    1999 (a)               $15.73           $16.3125           1.73%             4.66%
    1998                    15.43            16.4375          12.18              6.14
    1997                    15.34            15.4375          17.81             11.74
    1996                    14.51            13.8750           7.83              8.48
    1995                    14.12            13.6250          10.42              9.98
    1994                    13.61            13.1250         (11.66)             (.43)
Michigan Quality
Year Ended 7/31:
    1999 (a)                16.06            16.4375          (2.09)             4.25
    1998                    15.91            17.3125          10.27              5.97
    1997                    15.95            16.6250          14.02             11.19
    1996                    15.28            15.5000          11.32              8.07
    1995                    15.10            14.8750           4.77              8.02
    1994                    15.02            15.2500           1.82              1.33
Michigan Premium
Year Ended 7/31:
    1999 (a)                15.58            14.7500            .97              4.53
    1998                    15.30            15.0000          13.74              6.62
    1997                    15.14            13.9375          14.95             12.97
    1996                    14.16            12.8750          14.00              8.88
    1995                    13.73            12.0000           2.59              8.45
    1994                    13.46            12.5000         (11.43)            (1.27)
Ohio Quality
Year Ended 7/31:
    1999 (a)                16.95            18.1875           3.34              4.80
    1998                    16.65            18.0625          10.14              6.53
    1997                    16.57            17.3125          14.70             12.14
    1996                    15.69            16.0000          12.39              8.68
    1995                    15.33            15.1250           6.80             10.16
    1994                    14.84            15.1250           2.72              1.06
Texas Quality
Year Ended 7/31:
    1999 (a)                16.03            15.6875           3.34              4.16
    1998                    15.90            15.6875           6.45              6.27
    1997                    15.86            15.6250          11.76             11.93
    1996                    15.06            14.8750          14.60              7.72
    1995                    14.91            13.8750           1.14              9.89
    1994                    14.53            14.7500           (.27)             1.28
                                                              Ratios/Supplemental Data
                           -------------------------------------------------------------------------------------------------
                                                              Ratio of Net                       Ratio of Net
                                            Ratio of          Investment        Ratio of         Investment
                                            Expenses to       Income to         Expenses to      Income to
                                            Average           Average           Average Total    Average Total
                           Ending           Net Assets        Net Assets        Net Assets       Net Assets        Portfolio
                           Net Assets       Applicable to     Applicable to     Including        Including         Turnover
                           (000)            Common Shares++   Common Shares++   Preferred++      Preferred++       Rate
Arizona Premium
Year Ended 7/31:
    1999 (a)               $ 98,127         1.25%*            6.70%*             .87%*           4.64%*             1%
    1998                     96,546         1.28              6.85               .88             4.71              17
    1997                     95,731         1.29              7.18               .87             4.86              11
    1996                     92,095         1.33              7.22               .90             4.88              15
    1995                     90,434         1.30              7.92               .86             5.21              11
    1994                     88,263         1.25              7.39               .84             4.97              21
Michigan Quality
Year Ended 7/31:
    1999 (a)                263,678         1.18*             7.09*              .82*            4.93*              8
    1998                    261,259         1.19              7.35               .82             5.09               8
    1997                    260,247         1.21              7.64               .83             5.23              11
    1996                    251,033         1.21              7.77               .83             5.29              15
    1995                    247,907         1.26              8.26               .84             5.54              18
    1994                    246,082         1.24              7.71               .85             5.27               4
Michigan Premium
Year Ended 7/31:
    1999 (a)                175,739         1.25*             6.69*              .85*            4.55*              4
    1998                    173,451         1.29              6.87               .87             4.64               6
    1997                    172,275         1.29              7.27               .86             4.83               4
    1996                    164,688         1.32              7.38               .87             4.87              17
    1995                    161,414         1.57              7.83              1.01             5.02              32
    1994                    100,888         1.42              7.23               .94             4.82              17
Ohio Quality
Year Ended 7/31:
    1999 (a)                236,233         1.24*             7.15*              .84*            4.81*              2
    1998                    232,940         1.29              7.37               .86             4.92               9
    1997                    231,232         1.30              7.73               .85             5.08              25
    1996                    222,151         1.32              7.79               .87             5.09              19
    1995                    218,335         1.47              8.20               .94             5.24              19
    1994                    101,335         1.41              7.67               .94             5.09               2
Texas Quality
Year Ended 7/31:
    1999 (a)                220,040         1.19*             7.20*              .82*            4.94*             14
    1998                    218,669         1.22              7.40               .83             5.06              17
    1997                    217,999         1.22              7.81               .83             5.27              13
    1996                    210,423         1.23              7.95               .83             5.36              17
    1995                    208,924         1.38              8.35               .91             5.54               8
    1994                    153,724         1.25              7.93               .86             5.43              10


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

+++ The amounts shown include distributions in excess of capital gains of $.008 for Common shareholders and $.002 for Preferred shareholders.

(a)  For the six months ended January 31, 1999.

Building a Better Portfolio Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.


Growth
Nuveen Rittenhouse Growth Fund

Growth and Income
European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income
Income Fund

Tax-Free Income
National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term


State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin



Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information


Board of Directors/Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL


Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

We anticipate that all significant components of our Year 2000 review, repair, and testing program will be complete by mid-1999. This includes appropriate industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we cannot give complete assurance at this time that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six months ended January 31, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN 1898   1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime(tm).


John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

                                                                      FSA-1-1-99